UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Williams-Sonoma, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

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3250 Van Ness Avenue

San Francisco, California 94109

www.williams-sonomainc.com

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:	May 31, 2017

TIME:	9:00 a.m. Pacific Time

PLACE:	Williams-Sonoma, Inc. 3250 Van Ness Avenue San Francisco, California 94109

ITEMS OF BUSINESS:	1) The election of our Board of Directors;

2) An advisory vote on executive compensation;

3) An advisory vote on the frequency of holding an advisory vote to approve executive compensation;

4) The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2018;

5) The amendment and restatement of the company’s bylaws to provide for proxy access;

6) Consideration of a stockholder proposal regarding proxy access, if properly presented at the meeting; and

7) Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

RECORD DATE:	You may vote if you were a stockholder of record as of the close of business on April 3, 2017.

MEETING ADMISSION:	You are entitled to attend the Annual Meeting only if you were a stockholder of record as of the close of business on April 3, 2017. Photo identification and proof of ownership on the record date is required for admittance. Proof of ownership can be a brokerage or account statement indicating ownership on April 3, 2017, the Notice of Internet Availability of Proxy Materials, a proxy card, or a legal proxy or voting instruction card provided by your broker, bank or nominee.

By Order of the Board of Directors

David King Secretary April 19, 2017

YOUR VOTE IS IMPORTANT

Instructions for submitting your proxy are provided in the Notice of Internet Availability of Proxy Materials, the Proxy Statement and your proxy card. It is important that your shares be represented and voted at the Annual Meeting. Please submit your proxy through the Internet, by telephone, or by completing the enclosed proxy card and returning it in the enclosed envelope. You may revoke your proxy at any time prior to its exercise at the Annual Meeting.

i

3250 Van Ness Avenue

San Francisco, California 94109

www.williams-sonomainc.com

PROXY STATEMENT FOR THE 2017 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

Our Board of Directors is soliciting your proxy to vote your shares at our 2017 Annual Meeting of Stockholders, to be held on Wednesday, May 31, 2017 at 9:00 a.m. Pacific Time, and for any adjournment or postponement of the meeting. Our Annual Meeting will be held at our corporate headquarters located at 3250 Van Ness Avenue, San Francisco, California 94109.

Our Annual Report to Stockholders for the fiscal year ended January 29, 2017, or fiscal 2016, including our financial statements for fiscal 2016, is also included with this Proxy Statement and posted on our website at ir.williams-sonomainc.com/financial-reports-page. The Annual Report, Notice of Internet Availability of Proxy Materials, and the Proxy Statement were first made available to stockholders and posted on our website on or about April 19, 2017.

What is the purpose of the Annual Meeting?

Stockholders will be asked to vote on the following matters:

1)	The election of our Board of Directors;

2)	An advisory vote to approve executive compensation;

3)	An advisory vote on the frequency of holding an advisory vote to approve executive compensation;

4)	The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2018;

5)	The amendment and restatement of the company’s bylaws to provide for proxy access;

6)	Consideration of a stockholder proposal regarding proxy access, if properly presented at the meeting; and

7)	Such other business as may properly come before the meeting or any adjournment or postponement of the meeting, including stockholder proposals. At this time, we do not know of any other matters to be brought before the Annual Meeting.

What is the Notice of Internet Availability of Proxy Materials?

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission, or the SEC, instead of mailing a printed copy of our proxy materials to all stockholders entitled to vote at the Annual Meeting, we are furnishing the proxy materials to certain of our stockholders over the Internet. If you received a Notice of Internet Availability of Proxy Materials, or the Notice, by mail, you will not receive a printed copy of the proxy materials. Instead, the Notice will instruct you as to how you may access and review the proxy materials and submit your vote on the Internet or by telephone. If you received a Notice by mail and would like to receive a printed copy of the proxy materials, please follow the instructions for requesting such materials included in the Notice.

On the date of mailing of the Notice, all stockholders will have the ability to access all of our proxy materials on a website referred to in the Notice. These proxy materials will be available free of charge.

Can I receive future proxy materials by e-mail?

Yes. You may choose to receive future proxy materials by e-mail by following the instructions provided on the website referred to in the Notice. Choosing to receive your future proxy materials by e-mail will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment.

If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who may vote?

Only stockholders of record at the close of business on April 3, 2017, the record date, are entitled to receive notice of and to vote at the Annual Meeting. Each holder of our common stock will be entitled to one vote for each share of our common stock owned as of the record date. As of the record date, there were 86,805,366 shares of our common stock outstanding and entitled to vote, and there were 354 stockholders of record, which number does not include beneficial owners of shares held in the name of a bank or brokerage firm. We do not have any outstanding shares of preferred stock.

How do I vote?

You may vote in person at the Annual Meeting, electronically by submitting your proxy through the Internet, by telephone or by returning a hard copy of the proxy card before the Annual Meeting. Proxies properly executed, returned to us on a timely basis and not revoked will be voted in accordance with the instructions contained in the proxy. If any matter not described in this Proxy Statement is properly presented for action at the meeting, the persons named in the enclosed proxy will have discretionary authority to vote according to their best judgment.

How do I vote electronically or by telephone?

You may vote by submitting your proxy through the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate your identity as a Williams-Sonoma, Inc. stockholder, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Specific instructions to be followed for voting on the Internet or by telephone are provided below in this Proxy Statement, in the Notice and on the proxy card.

Shares Registered Directly in the Name of the Stockholder

If your shares are registered directly in your name in our stock records maintained by our transfer agent, Wells Fargo Shareowner Services, then you may vote your shares:

•	on the Internet at www.proxypush.com/wsm; or

•	by calling Wells Fargo Shareowner Services from within the United States at 866-883-3382.

Proxies for shares registered directly in your name that are submitted on the Internet or by telephone must be received before noon Pacific Time on Wednesday, May 30, 2017.

Shares Registered in the Name of a Brokerage Firm or Bank

If your shares are held in an account at a brokerage firm or bank, you should follow the voting instructions on the Notice or the proxy card provided by your brokerage firm or bank.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote on the Internet or by telephone and how to request paper copies of the proxy materials.

What if I return my proxy card directly to the company, but do not provide voting instructions?

If a signed proxy card is returned to us without any indication of how your shares should be voted, votes will be cast “FOR” the election of the directors named in this Proxy Statement, “FOR” the approval, on an advisory basis, of the compensation of our Named Executive Officers, “FOR” the option of once every “one year” as the frequency with which stockholders are provided an advisory vote to approve executive compensation, “FOR” the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2018, “FOR” the amendment and restatement of our bylaws to provide for proxy access, and “AGAINST” the stockholder proposal.

May I attend the Annual Meeting?

Only stockholders of record at the close of business on April 3, 2017, the record date, are entitled to attend the Annual Meeting. Stockholders planning to attend the Annual Meeting must present photo identification and proof of ownership on the record date in order to be admitted. Proof of ownership can be a brokerage or account statement indicating ownership on April 3, 2017, the Notice of Internet Availability of Proxy Materials, a proxy card, or a legal proxy or voting instruction card provided by your broker, bank or nominee. We reserve the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

What are the directions to attend the Annual Meeting?

The following are directions to attend the Annual Meeting from various locations around the San Francisco Bay Area:

From the South Bay

Take US-101 Northbound toward San Francisco

Take the US-101 exit on the left

Keep left at the fork to continue on US-101 North

Take exit 434A to merge onto Mission Street/US-101

Turn left at US-101/South Van Ness Avenue

Continue North on Van Ness Avenue

Destination will be on the right

From the East Bay

Take I-80 Westbound across the Bay Bridge toward San Francisco

Take exit 1B to merge onto US-101 North

Take exit 434A to merge onto Mission Street/US-101

Turn left at US-101/South Van Ness Avenue

Continue North on Van Ness Avenue

Destination will be on the right

From the North Bay

Take US-101 Southbound across the Golden Gate Bridge toward San Francisco

Exit onto Richardson Avenue/US-101 toward Lombard Street

Continue to follow US-101

Turn left at US-101/Van Ness Avenue

Continue North on Van Ness Avenue

Destination will be on the right

How many shares must be present to transact business at the Annual Meeting?

Stockholders holding a majority of our outstanding shares as of the record date must be present in person or by proxy at the Annual Meeting so that we may transact business. This is known as a quorum. Shares that are voted in person, on the Internet, by telephone or by signed proxy card, and abstentions and broker non-votes, will be included in the calculation of the number of shares considered to be present for purposes of determining whether there is a quorum at the Annual Meeting.

What is a broker non-vote?

The term broker non-vote refers to shares that are held of record by a broker for the benefit of the broker’s clients but that are not voted at the Annual Meeting by the broker on certain non-routine matters set forth in New York Stock Exchange, or NYSE, Rule 402.08(B) because the broker did not receive instructions from the broker’s clients on how to vote the shares and, therefore, was prohibited from voting the shares.

How many votes are needed to elect directors?

Pursuant to a majority voting bylaw adopted by our Board of Directors and further described in our Amended and Restated Bylaws, the election of each of the nine director nominees requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to each nominee. The number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee for the nominee to be elected as a director to serve until the next annual meeting or until his or her successor has been duly elected and qualified. Your proxy will be voted in accordance with your instructions. If no instructions are given, the proxy holders will vote “FOR” each of the director nominees. If you hold your shares through a brokerage, bank or other nominee, or in “street name,” it is important to cast your vote if you want it to count in the election of directors. If you hold your shares in street name and you do not instruct your bank or broker how to vote your shares in the election of directors, no votes will be cast on your behalf. Broker non-votes and abstentions will have no effect on the outcome of the election.

Pursuant to the resignation policy adopted by our Board of Directors and further described in our Corporate Governance Guidelines, any nominee for director who is not elected shall promptly tender his or her resignation to our Board of Directors following certification of the stockholder vote. The Nominations and Corporate Governance Committee will consider the resignation offer and recommend to our Board of Directors the action to be taken with respect to the offered resignation. In determining its recommendation, the Nominations and Corporate Governance Committee shall consider all factors it deems relevant. Our Board of Directors will act on the Nominations and Corporate Governance Committee’s recommendation within 90 days following certification of the stockholder vote and will publicly disclose its decision with respect to the director’s resignation offer (and the reasons for rejecting the resignation offer, if applicable).

Any director who tenders his or her resignation pursuant to the resignation policy shall not participate in the Nominations and Corporate Governance Committee’s recommendation or Board of Directors action regarding whether to accept the resignation offer. If each member of the Nominations and Corporate Governance Committee is required to tender his or her resignation pursuant to the resignation policy in the same election, then the independent directors of our Board of Directors who are not required to tender a resignation pursuant to the resignation policy shall consider the resignation offers and make a recommendation to our Board of Directors.

To the extent that one or more directors’ resignations are accepted by our Board of Directors, our Board of Directors in its discretion may determine either to fill such vacancy or vacancies or to reduce the size of the Board within the authorized range.

How many votes are needed to approve Proposals 2, 3, 4, 5 and 6?

Proposals 2, 4, 5 and 6 require the affirmative vote of holders of a majority of voting power entitled to vote thereon, present in person or represented by proxy, at the Annual Meeting. Proxy cards marked “abstain” will have the effect of a “NO” vote and broker non-votes will have no effect on the outcome of the vote.

The outcome of Proposal 2, the advisory vote on the approval of the compensation of our Named Executive Officers, will not be binding on us or the Board. However, the Board and the Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation.

For Proposal 3, the frequency of the advisory vote to approve compensation of our named executive officers – every year, every two years or every three years – receiving the highest number of votes at the Annual Meeting will be the frequency recommended by the stockholders. Proxy cards marked “abstain” and broker non-votes will have no effect on the outcome of the vote. Because your vote is advisory, it will not be binding on us or the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

Are there any stockholder proposals this year?

Yes. We received notice of a stockholder proposal requesting inclusion in our Proxy Statement for the Annual Meeting. Please review Proposal 6 for further information about this proposal.

We have not received notice of any stockholder proposals to be raised at the Annual Meeting that did not request inclusion in our Proxy Statement.

What if I want to change my vote(s)?

You may revoke your proxy prior to the close of voting at the Annual Meeting by any of the following methods:

•	sending written notice of revocation to our Secretary;

•	sending a signed proxy card bearing a later date;

•	voting by telephone or on the Internet at a later date; or

•	attending the Annual Meeting, revoking your proxy and voting in person.

What is householding?

Householding is a cost-cutting procedure used by us and approved by the SEC to limit duplicate copies of our proxy materials being printed and delivered to stockholders sharing a household. Under the householding procedure, we send only one Notice or Annual Report and Proxy Statement to stockholders of record who share the same address and last name, unless one of those stockholders notifies us that the stockholder would like a separate Notice or Annual Report and Proxy Statement. A separate proxy card is included in the materials for each stockholder of record. A stockholder may notify us that the stockholder would like a separate Notice or Annual Report and Proxy Statement by phone at 415-421-7900 or by mail at the following mailing address: Williams-Sonoma, Inc., Attention: Annual Report Administrator, 3250 Van Ness Avenue, San Francisco, California 94109. If we receive such notification that the stockholder wishes to receive a separate Notice or Annual Report and Proxy Statement, we will promptly deliver such Notice or Annual Report and Proxy Statement. If you wish to update your participation in householding, you may contact your broker or our mailing agent, Broadridge Investor Communications Solutions, at 800-542-1061.

What if I received more than one proxy card?

If you received more than one proxy card, it means that you have multiple accounts with brokers and/or our transfer agent. You must complete each proxy card in order to ensure that all shares beneficially held by you are represented at the meeting. If you are interested in consolidating your accounts, you may contact your broker or our transfer agent, Wells Fargo Shareowner Services, at 800-468-9716.

Who pays the expenses incurred in connection with the solicitation of proxies?

We pay all of the expenses incurred in preparing, assembling and mailing the Notice or this Proxy Statement and the materials enclosed. We have retained Skinner & Company and MacKenzie Partners, Inc. to assist in the solicitation of proxies at an estimated cost to us of $5,000 and $12,000, respectively. Some of our officers or employees may solicit proxies personally or by telephone or other means. None of those officers or employees will receive special compensation for such services.

CORPORATE GOVERNANCE

Director Independence

Our Board of Directors has determined that Adrian D.P. Bellamy, Rose Marie Bravo, Anthony A. Greener, Grace Puma, Christiana Smith Shi, Sabrina Simmons, Jerry D. Stritzke and Frits D. van Paasschen meet the independence requirements of our “Policy Regarding Director Independence Determinations”, which is part of our Corporate Governance Guidelines. Accordingly, the Board has determined that none of these director nominees has a material relationship with us and that each of these nominees is independent within the meaning of the NYSE and SEC director independence standards, as currently in effect. Further, each member of our Board committees satisfies the independence requirements of the NYSE and SEC, and any heightened independence standards applicable to each committee on which they serve. The Board’s independence determination was based on information provided by our director nominees and discussions among our officers and directors.

Board Leadership Structure

We currently separate the positions of Chief Executive Officer and Chairman of the Board. Adrian D.P. Bellamy, an independent director, has served as our Chairman of the Board since May 2010. Our Corporate Governance Guidelines provide that in the event that the Chairman of the Board is not an independent director, the Board shall elect a Lead Independent Director. As Mr. Bellamy is an independent director, we have not appointed a separate Lead Independent Director.

Separating the positions of Chief Executive Officer and Chairman of the Board maximizes the Board’s independence and aligns our leadership structure with current trends in corporate governance best practices. Our Chief Executive Officer is responsible for day-to-day leadership and for setting the strategic direction of the company, while the Chairman of the Board provides independent oversight and advice to our management team, and presides over Board meetings.

Board Meetings and Executive Sessions

During fiscal 2016, our Board held a total of seven meetings. Each director who was a member of our Board during fiscal 2016 attended at least 75% of the aggregate of (i) the total number of meetings of the Board held during the period for which such director served as a director and (ii) the total number of meetings held by all committees of the Board on which such director served during the periods that such director served, except for Lorraine Twohill.

It is the Board’s policy to have a separate meeting time for independent directors, typically during the regularly scheduled Board meetings. During fiscal 2016, executive sessions were led by our Chairman of the Board, Mr. Bellamy.

Attendance of Directors at Annual Meeting of Stockholders

It is our policy that directors who are nominated for election at our Annual Meeting should attend the Annual Meeting. All but one director who was nominated for election at our 2016 Annual Meeting attended the meeting.

Board Committees

Our Board has three standing committees: the Audit and Finance Committee, the Compensation Committee and the Nominations and Corporate Governance Committee. Each committee operates under a written charter adopted by the Board. The committee charters are each available on the company’s website at ir.williams-sonomainc.com/governance and are also available in print to any stockholder upon request.

The following table sets forth the members of each committee as of April 3, 2017, the functions of each committee, and the number of meetings held during fiscal 2016.

Committee and Members	Functions of Committee	Number of Meetings in Fiscal 2016
Audit and Finance: Adrian T. Dillon, Chair Ted W. Hall Sabrina Simmons

•  Assists our Board in its oversight of the integrity of our financial statements; the qualifications, independence, retention and compensation of our independent registered public accounting firm; the performance of our internal audit function; and our compliance with legal and regulatory requirements;

•  Prepares the report that the SEC rules require to be included in our annual proxy statement;

•  Reviews the financial impact of selected strategic initiatives,

and reviews and recommends for Board approval selected financing, dividend and stock repurchase policies and plans; and

•  Assists the Board with its oversight of our major financial risk exposures, and reviews with management such exposures and the steps management has taken to monitor and control such exposures.

		9

Compensation: Adrian D.P. Bellamy, Chair Rose Marie Bravo Anthony A. Greener Lorraine Twohill

•  Reviews and determines our executive officers’ compensation;

•  Reviews and determines our general compensation goals and guidelines for our employees;

•  Administers certain of our compensation plans and

provides assistance and recommendations with respect to other compensation plans;

•  Reviews the compensation discussion and analysis report

that the SEC rules require to be included in our annual proxy statement;

•  Assists the Board with its oversight of risk arising from our compensation policies and programs, and assesses on an annual basis potential material risk from our compensation policies and programs; and

•  Appoints, sets the compensation of, and determines

independence of any compensation consultant or other advisor retained.

		6

Nominations and Corporate Governance: Lorraine Twohill, Chair Adrian D.P. Bellamy Anthony A. Greener	• Reviews and recommends corporate governance policies; • Identifies and makes recommendations for nominees for director and considers criteria for selecting director candidates; • Considers stockholders’ director nominations and proposals; • Reviews and determines our compensation policy for our non-employee directors; • Considers resignation offers of director nominees and recommends to the Board the action to be taken with respect to each such offered resignation; and • Oversees the evaluation of our Board and our senior management team.	2

Audit and Finance Committee

The Board has determined that each member of the Audit and Finance Committee is independent under the NYSE rules, as currently in effect, and Rule 10A-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that Ms. Simmons is a “financial expert” under the SEC rules. The Board has also determined that each Audit and Finance Committee member is “financially literate,” as described in the NYSE rules.

Compensation Committee

The Board has determined that each member of the Compensation Committee is independent under the NYSE rules, as currently in effect, is an outside director as such term is defined with respect to Section 162(m) of the Internal Revenue Code and is a non-employee director under Section 16(b) of the Securities Exchange Act of 1934. None of the Compensation Committee members have ever served as an officer of the Company.

Compensation Committee Interlocks and Insider Participation

Mr. Bellamy, Ms. Bravo, Mr. Greener and Ms. Twohill served as members of the Compensation Committee during fiscal 2016. During fiscal 2016, none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or Compensation Committee.

Nominations and Corporate Governance Committee

The Board has determined that each member of the Nominations and Corporate Governance Committee is independent under the NYSE rules currently in effect. Each member of the Nominations and Corporate Governance Committee is a non-employee director.

During fiscal 2016, in furtherance of the Nominations and Corporate Governance Committee’s functions, the Committee took the following actions, among other things:

•	Evaluated the composition of the Board, and considered desired skill sets, qualities and experience for potential future Board members, as well as potential candidates;

•	Evaluated the composition of the committees of the Board;

•	Considered and recommended to the Board the submission to stockholders of the director nominees described in the company’s 2016 Proxy Statement; and

•	Managed the annual Board self-assessment process.

Director Nominations

The Nomination and Corporate Governance Committee’s criteria and process for evaluating and identifying the candidates that it selects, or recommends to the Board for selection, as director nominees are as follows:

•	The Nominations and Corporate Governance Committee periodically reviews the current composition and size of the Board;

•

The Nominations and Corporate Governance Committee manages the annual self-assessment of the Board as a whole and considers the performance and qualifications of individual members of the Board when recommending individuals for election or re-election to the Board;

•

The Nominations and Corporate Governance Committee reviews the qualifications of any candidates who have been properly recommended by stockholders, as well as those candidates who have been identified by management, individual members of the Board or, if it deems appropriate, a search firm. Such review may, in the Nominations and Corporate Governance Committee’s discretion, include a review solely of information provided to it or also may include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Nominations and Corporate Governance Committee deems appropriate;

•

In evaluating the qualifications of candidates for the Board, the Nominations and Corporate Governance Committee considers many factors, including issues of character, judgment, independence, financial expertise, industry experience, range of experience, and other commitments. The Nominations and Corporate Governance Committee values diversity, but does not assign any particular weight or priority to any particular factor. The Nominations and Corporate Governance Committee considers each individual candidate in the context of the current perceived needs of the Board as a whole. While the Nominations and Corporate Governance Committee has not established specific minimum qualifications for director candidates, it believes that candidates and nominees must be suitable for a Board that is composed of directors (i) a majority of whom are independent; (ii) who are of high integrity; (iii) who have qualifications that will increase the overall effectiveness of the Board; and (iv) who meet the requirements of all applicable rules, such as financial literacy or financial expertise with respect to Audit and Finance Committee members;

•

In evaluating and identifying candidates, the Nominations and Corporate Governance Committee has the sole authority to retain and terminate any third party search firm that is used to identify director candidates and the sole authority to approve the fees and retention terms of any search firm;

•	After such review and consideration, the Nominations and Corporate Governance Committee recommends to the Board the slate of director nominees; and

•

The Nominations and Corporate Governance Committee endeavors to notify, or cause to be notified, all director candidates of the decision as to whether to nominate individuals for election to the Board.

There are no differences in the manner in which the Nominations and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder, management or a search firm.

Stockholder Recommendations

The Nominations and Corporate Governance Committee will consider recommendations from stockholders regarding possible director candidates for election at next year’s Annual Meeting. Pursuant to our Stockholder Recommendations Policy, the Nominations and Corporate Governance Committee considers recommendations for candidates to the Board from stockholders holding no fewer than 500 shares of the company’s common stock continuously for at least six months prior to the date of the submission of the recommendation.

A stockholder that desires to recommend a candidate for election to the Board shall direct the recommendation in writing to Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. The recommendation must include: (i) the candidate’s name, home and business contact information; (ii) detailed biographical data and qualifications of the candidate; (iii) information regarding any relationships between the candidate and the company within the last three years; (iv) evidence of the recommending person’s ownership of company common stock; (v) a statement from the recommending stockholder in support of the candidate; and (vi) a written indication by the candidate of his or her willingness to serve if elected. A stockholder that desires to recommend a person directly for election to the Board at the company’s Annual Meeting must also meet the deadlines and other requirements set forth in Rule 14a-8 of the Securities Exchange Act of 1934 and the company’s Restated Bylaws, each of which are described in the “Stockholder Proposals” section of this Proxy Statement.

Director nominees Grace Puma and Frits D. van Paasschen were recommended for consideration by the company’s human resources department, which led a search for qualified director candidates. Director nominee Christiana Smith Shi was recommended for consideration by Adrian D.P. Bellamy, the Chairman of the Board, and Ted W. Hall, a member of the Board of Directors. Each director nominated in this Proxy Statement was recommended for election to the Board by the Nominations and Corporate Governance Committee. The Board did not receive any director nominee recommendation from any stockholder in connection with this Proxy Statement.

Risk Oversight

Board Oversight of Risk

The Board actively manages the company’s risk oversight process and receives regular reports from management on areas of material risk to the company, including operational, financial, legal and regulatory risks. Our Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The Audit and Finance Committee assists the Board with its oversight of the company’s major financial risk exposures. Additionally, in accordance with NYSE requirements, the Audit and Finance Committee reviews with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies. The Compensation Committee assists the Board with its oversight of risks arising from our compensation policies and programs and assesses on an annual basis potential material risk to the company from its compensation policies and programs, including incentive and commission plans at all levels. The Nominations and Corporate Governance Committee assists the Board with its oversight of risks associated with Board organization, Board independence, succession planning, and corporate governance. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks.

Evaluation of Risks Relating to Compensation Programs

Our Compensation Committee is responsible for monitoring our compensation policies and programs relative to all our employees, including non-executive officers, for potential risks that are reasonably likely to have a material adverse effect on our company. In performing its duties, the Compensation Committee regularly reviews and discusses potential risks that could arise from our employee compensation plans and programs with our management and the Compensation Committee’s independent compensation consultant. The Compensation Committee is responsible for reporting to the Board any material risks associated with our compensation plans and programs, including recommended actions to mitigate such risks.

For fiscal 2016, the Compensation Committee retained an independent consultant, Frederic W. Cook & Co., or Cook & Co., to identify and assess the risks inherent in the company’s compensation programs and policies. Accordingly, Cook & Co. evaluated the company’s executive and non-executive compensation programs for such risk and the mechanisms in our programs designed to mitigate these risks. Among other things, Cook & Co. reviewed our pay philosophy, forms of incentives, performance metrics, balance of cash and equity compensation, balance of long-term and short-term incentive periods, compensation governance practices, and equity grant administration practices. Based on the assessment, Cook & Co. concluded that our compensation programs and policies do not create risks that are reasonably likely to have a material adverse effect on our company.

Director Compensation

For fiscal 2016, non-employee directors received cash compensation and equity grants for their service on our Board, for their service as Chair of the Board or Chair of a Board committee, and for their service on any Board committees of which they are a member, as set forth in the table below. During fiscal 2016, the equity grants were made in the form of restricted stock units. These restricted stock units vest on the earlier of one year from the date of grant or the day before the next regularly scheduled annual meeting. The number of restricted stock units granted was determined by dividing the total monetary value of each award, equal to the equity grant as identified in the following table, by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share. Directors also received dividend equivalent payments with respect to outstanding restricted stock unit awards.

Value of Annual Compensation
Annual Cash Compensation for Board Service(1)	$66,000
Annual Equity Grant for Board Service(2)(3)	$154,000
Annual Cash Compensation to Chairman of the Board(1)	$200,000
Annual Equity Grant to Chairman of the Board(2)	$200,000
Annual Cash Compensation to Chair of the Audit and Finance Committee(1)	$25,500
Annual Equity Grant to Chair of the Audit and Finance Committee(2)	$25,500
Annual Cash Compensation to Chair of the Compensation Committee(1)	$12,500
Annual Equity Grant to Chair of the Compensation Committee(2)	$12,500
Annual Cash Compensation to Chair of the Nominations and Corporate Governance Committee(1)	$8,250
Annual Equity Grant to Chair of the Nominations and Corporate Governance Committee(2)	$8,250

(1)	The annual cash compensation is paid in quarterly installments so long as the non-employee director continues to serve on the Board at the time of such payments.

(2)	The annual equity grant is awarded on the date of the Annual Meeting.

(3)	Directors who are appointed to the Board after the Company’s last Annual Meeting receive an equity grant on the appointment date on a prorated basis based on the number of days that the director is scheduled to serve between the appointment date to the Board and the date one year from the prior year’s Annual Meeting.

In addition to the compensation described above, non-employee directors received cash attendance compensation in the amount of $2,000 for each committee meeting they attended for committees of which they are a member. Directors also received reimbursement for travel expenses related to attending our Board, committee or business meetings. Non-employee directors and their spouses receive discounts on our merchandise.

Non-Employee Director Summary Compensation Table

The following table shows the compensation provided to our non-employee directors during fiscal 2016.

	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		All Other Compensation ($)(2)(3)	Total ($)
Adrian D.P. Bellamy	$294,500	$366,469	(4)	$47,970	$708,939
Rose Marie Bravo	$76,000	$153,976	(5)	$236	$230,212
Adrian T. Dillon	$109,500	$179,488	(6)	$4,817	$293,805
Anthony A. Greener	$82,000	$153,976	(5)	$7,114	$243,090
Ted W. Hall	$84,000	$153,976	(5)	$1,260	$239,236
Sabrina Simmons	$84,000	$153,976	(5)	$1,022	$238,998
Jerry D. Stritzke	$40,253	$182,195	(7)	$1,285	$223,733
Lorraine Twohill	$80,250	$162,214	(8)	$168	$242,632

(1)	Represents the grant date fair value of the restricted stock unit awards granted in fiscal 2016 as calculated in accordance with FASB ASC Topic 718, by multiplying the closing price of our common stock on the trading day prior to the grant date by the number of restricted stock units granted. The number of restricted stock units granted is determined by dividing the total monetary value of each annual equity grant as identified in the preceding table, by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share. As of January 29, 2017, the non-employee directors held the following numbers of unvested restricted stock units: Adrian D.P. Bellamy: 6,895; Rose Marie Bravo: 2,897; Adrian T. Dillon: 3,377; Anthony A. Greener: 2,897; Ted W. Hall: 2,897; Sabrina Simmons: 2,897; Jerry D. Stritzke: 2,897; and Lorraine Twohill: 3,052.

(2)	Represents the taxable value of discount on merchandise.

(3)	Excludes dividend equivalent payments, which were previously factored into the grant date fair value of disclosed equity awards.

(4)	Represents the grant date fair value associated with a restricted stock unit award of 6,895 shares of common stock made on June 2, 2016, with a fair value as of the grant date of $53.15 per share for an aggregate grant date fair value of $366,469.

(5)	Represents the grant date fair value associated with a restricted stock unit award of 2,897 shares of common stock made on June 2, 2016, with a fair value as of the grant date of $53.15 per share for an aggregate grant date fair value of $153,976.

(6)	Represents the grant date fair value associated with a restricted stock unit award of 3,377 shares of common stock made on June 2, 2016, with a fair value as of the grant date of $53.15 per share for an aggregate grant date fair value of $179,488.

(7)	Represents the grant date fair value associated with a restricted stock unit award of 507 shares of common stock made on March 23, 2016, with a fair value as of the grant date of $55.66 per share and 2,897 shares of common stock made on June 2, 2016, with a fair value as of the grant date of $53.15 per share for an aggregate grant date fair value of $182,195.

(8)	Represents the grant date fair value associated with a restricted stock unit award of 3,052 shares of common stock made on June 2, 2016, with a fair value as of the grant date of $53.15 per share for an aggregate grant date fair value of $162,214.

Patrick J. Connolly, who was one of our directors and our Executive Vice President, Chief Strategy and Business Development Officer until his retirement on July 31, 2016, is not included in the table above as he was an executive officer, other than a named executive officer, and did not receive any additional compensation for his service as a director.

Director Stock Ownership Policy

The Board has approved a stock ownership policy. Each non-employee director must hold at least $400,000 worth of shares of company stock by the fifth anniversary of such director’s initial election to the Board. If a director holds at least $400,000 worth of shares of company stock during the required time period, but the value of such director’s shares decreases below $400,000 due to a drop in the company’s stock price, the director shall be deemed to have complied with this policy so long as the director does not sell shares of company stock. If a director has not complied with this policy during the required time period, then the director may not sell any shares until such director holds at least $400,000 worth of shares of company stock. All of our directors meet the ownership requirements or have been on the board for less than five years.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, both of which apply to all of our employees, including our Chief Executive Officer, Chief Financial Officer and Controller, are available on our website at ir.williams-sonomainc.com/governance. Copies of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics are also available upon written request and without charge to any stockholder by writing to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. To date, there have been no waivers that apply to our Chief Executive Officer, Chief Financial Officer, Controller or persons performing similar functions under our Code of Business Conduct and Ethics. We intend to disclose any amendment to, or waivers of, the provisions of our Code of Business Conduct and Ethics that affect our Chief Executive Officer, Chief Financial Officer, Controller or persons performing similar functions by posting such information on our website at ir.williams-sonomainc.com/governance.

Communicating with Members of the Board

Stockholders and all other interested parties may send written communications to the Board or to any of our directors individually, including non-management directors and the Chairman of the Board, at the following address: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109. All communications will be compiled by our Corporate Secretary and submitted to the Board or an individual director, as appropriate, on a periodic basis.

PROPOSAL 1

ELECTION OF DIRECTORS

Upon the recommendation of our Nominations and Corporate Governance Committee, our Board has nominated the persons set forth in the tables below. Our Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director. However, should a nominee become unwilling or unable to serve prior to the Annual Meeting, our Nominations and Corporate Governance Committee would recommend another person or persons to be nominated by our Board to stand for election, and your proxies would be voted for the person or persons selected by the committee and nominated by our Board.

There are no family or special relationships between any director nominee or executive officer and any other director nominee or executive officer. There are no arrangements or understandings between any director nominee or executive officer and any other person pursuant to which he or she has been or will be selected as our director and/or executive officer.

Information Regarding the Director Nominees

The following table sets forth information, as of April 3, 2017, with respect to each director nominee. We have also included information about each nominee’s specific experience, qualifications, attributes and skills that led the Board to conclude that he or she should serve as a director of the company, in light of our business and structure, at the time we file this Proxy Statement. Each director nominee furnished the biographical information set forth in the table.

Executive Officer:

Nominee	Director Since	Position with the Company and Business Experience, including Directorships Held During Past Five Years	Specific Experience, Qualifications, Attributes and Skills
Laura J. Alber Age 48	2010

•  Chief Executive Officer since

2010

•  President since 2006

•  President, Pottery Barn Brands,

2002 – 2006

•  Executive Vice President, Pottery

Barn, 2000 – 2002

•  Senior Vice President, Pottery

Barn Catalog and Pottery Barn

Kids Retail, 1999 – 2000

•  Director, Fitbit, Inc.

(fitness trackers), since 2016

•  Director, RealD Inc.

(3D technologies), 2013 – 2015

•  Extensive retail industry,

merchandising and operational experience, including 22 years of experience with the company

•  Implemented successful growth

strategies, including Pottery Barn Kids, Pottery Barn Bed + Bath and PBteen, as well as the company’s global expansion

Independent Directors:

Nominee	Director Since	Position with the Company and Business Experience, including Directorships Held During Past Five Years	Specific Experience, Qualifications, Attributes and Skills
Adrian D.P. Bellamy Age 75	1997

•  Chairman of the Board

•  Chair of the Compensation

Committee and member of the Nominations and Corporate Governance Committee

•  Chairman and Director, Reckitt

Benckiser plc (household, personal, health and food products) since 2003

•  Chairman, Total Wine and More

(liquor retailer) since 2011

•  Chairman and Director, Action

Holding B.V. (non-food discount retailer) since 2013

•  Director, The Gap, Inc. (clothing),

1995 – 2014

•  Chairman and Director, The Body

Shop International plc (personal care products), 2002 – 2008

•  Extensive experience as both an

executive and director in the retail industry, including 12 years as Chairman and Chief Executive Officer of DFS Group Ltd.

•  Broad perspective of the retail

industry from current and past positions on the Boards of other retailers including The Gap, The Body Shop and Gucci

Rose Marie Bravo CBE Age 66	2011

•  Member of the Compensation

Committee

•  Vice Chairman, Burberry Group

plc (apparel and accessories), 2006 – 2007

•  Chief Executive Officer, Burberry

Group plc, 1997 – 2006

•  President, Saks Fifth Avenue

(specialty department store), 1992 – 1997

•  Chairman and Chief Executive

Officer of I. Magnin, a former division of R.H. Macy & Co. (specialty department store), 1987 – 1992

•  Director, Tiffany & Co. (jewelry)

since 1997

•  Director, The Estée Lauder

Companies Inc. (beauty products) since 2003

•  Extensive knowledge of the retail

industry, with over 30 years of experience as an executive and over 18 years of experience as a public company director

•  Strong understanding of global

brand management, merchandising, marketing and product development

Nominee	Director Since	Position with the Company and Business Experience, including Directorships Held During Past Five Years	Specific Experience, Qualifications, Attributes and Skills
Anthony A. Greener Age 76	2007

•  Member of the Compensation

Committee and the Nominations and Corporate Governance Committee

•  Chairman, The Minton Trust

(charity) since 2006

•  Trustee, United Learning

(education) since 2013

•  Trustee, United Kingdom Sailing

Academy (youth development) since 2016

•  Director, WNS (Holdings)

Limited (outsourcing services), 2007 – 2016

•  Chairman, The St. Giles Trust

(charity), 2008 – 2016

•  Director, The United Church

Schools Trust (education), 2005 – 2013

•  Chairman, Qualifications and

Curriculum Authority (education), 2002 – 2008

•  Deputy Chairman, British

Telecommunications plc (telecommunications),
2000 – 2006

•  Chairman, Diageo plc (spirits,

beer and wine), 1997 – 2000

•  Chairman and Chief Executive

Officer, Guinness plc (beer and spirits), 1992 – 1997

•  Extensive experience as both an

executive and director of companies with global brands

•  Strong leadership skills with a

variety of diverse businesses and organizations, including specialty retailers

Grace Puma Age 54	—

•  Senior Vice President & Chief

Supply Officer since 2015, Senior Vice President & Global Chief Procurement Officer,

2010 – 2015, PepsiCo, Inc. (food and beverage)

•  Senior Vice President & Global

Chief Procurement Officer, United Airlines (airline), 2007 – 2010

•  Vice President, Kraft Foods

(food), 1999 – 2007

•  Director, Marietta Corporation

(personal care amenities),
2010 – 2015

			• Extensive knowledge of global procurement and supply chain operations, with over 20 years as an executive • Strong experience in global team leadership and strategy development

Nominee	Director Since	Position with the Company and Business Experience, including Directorships Held During Past Five Years	Specific Experience, Qualifications, Attributes and Skills
Christiana Smith Shi Age 56	—

•  Founder and Principal, Lovejoy

Advisors, LLC (digital advisory services) since 2016

•  President, Direct-to-Consumer,

2013 – 2016, Vice President, E-Commerce 2012 – 2013, Chief Operating Officer, Global Direct-to-Consumer, 2010 – 2012, Nike Inc. (athletic footwear and apparel)

•  Director and Senior Partner,

2000 – 2010, Principal (Partner), 1994 – 2000, various positions, 1986 – 1994, McKinsey & Co., Inc. (consulting)

•  Director, West Marine, Inc.

(boating and fishing supplies) since 2011

•  Director, Mondelez International,

Inc. (snacks) since 2015

•  Extensive expertise in digital

commerce, global retail expansion, retail technology, store operations and supply chain, with over 15 years of experience as an e-commerce executive

•  Strong understanding of global

retail and operations

Sabrina Simmons Age 53	2015

•  Member of the Audit and Finance

Committee

•  Executive Vice President, Chief

Financial Officer, The Gap, Inc. (clothing), 2008 – 2017

•  Executive Vice President,

Corporate Finance, 2007 – 2008, Senior Vice President, Corporate Finance and Treasurer, 2003 – 2007, Vice President and Treasurer, 2001 – 2003, The Gap, Inc.

•  Director, e.l.f. Cosmetics, Inc.

(cosmetics) since 2016

			• Extensive financial and accounting expertise as chief financial officer of a large public company • Extensive experience as an executive in the retail industry, including 16 years at The Gap, Inc.

Nominee	Director Since	Position with the Company and Business Experience, including Directorships Held During Past Five Years	Specific Experience, Qualifications, Attributes and Skills
Jerry D. Stritzke Age 56	2016

•  President, Chief Executive

Officer and Director, Recreational Equipment, Inc. (specialty outdoor gear), since September 2013

•  President and Chief Operations

Officer, Coach, Inc. (accessories), 2008 – September 2013

•  Chief Operations Officer and Co-

Leader, Victoria’s Secret, 2006 – 2007, Chief Executive Officer, Mast Industries, 2001 – 2006, Senior Vice President Operations, 1999 – 2001, Limited Brands, Inc. (clothing)

•  Director, Lululemon Athletica,

Inc. (yoga apparel), 2012 – 2013

			• Extensive experience in specialty retail and operations, including over 18 years as a retail executive • Strong insight into global and multi-channel brands

Frits D. van Paasschen Age 56	—

•  Chairman, Supervisory Board,

Apollo Hotels (hotels) since 2016

•  Member, Board of Advisors,

CitizenM Hotels (hotels) since 2017

•  Member, Board of Advisors,

Rutberg & Company LLC (investment bank), since 2017

•  Author, The Disruptors’ Feast,

about the challenges of managing through disruptive change, published 2017

•  President, Chief Executive

Officer, Starwood Hotels and Resorts (hotels), 2007 – 2015

•  President, Chief Executive

Officer, Coors Brewing Company (beer), 2005 – 2007

•  GM (President) Europe, Middle

East & Africa, 2000 – 2004, GM (President) Americas and Africa, 1998 – 2000, Vice President Strategic Planning, 1997 – 1998, Nike Inc. (athletic footwear and apparel)

•  Director, Barclays PLC (banking),

2013 – 2016

•  Director, Jones Apparel Group

Inc. (clothing), 2004 – 2007

•  Director, Oakley, Inc.

(sunglasses and athletic apparel), 2004 – 2007

			• Extensive experience in retail and hospitality, with over 15 years of experience as an executive • Strong understanding of global retail operations and strategy

Required Vote for This Proposal

The election of each director nominee requires the affirmative vote of a majority of the votes cast at the Annual Meeting with respect to each nominee. The number of shares voted “for” a director nominee must exceed the number of votes cast “against” that nominee for the nominee to be elected as a director to serve until the next annual meeting or until his or her successor has been duly elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF ALL OF THE DIRECTOR NOMINEES LISTED ABOVE.

PROPOSAL 2

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

This is a proposal asking stockholders to approve, on an advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” and the applicable SEC rules. This proposal is commonly known as a “Say on Pay” proposal, and gives our stockholders the opportunity to express their views on the compensation of our Named Executive Officers.

Compensation Program and Philosophy

As described in detail under the heading “Executive Compensation,” our executive officer compensation program is constructed to attract, retain and motivate highly qualified personnel in support of our primary objective of creating long-term value for stockholders, while maintaining direct links between executive pay, individual performance, the company’s financial performance and stockholder returns. A significant portion of individual compensation is directly dependent on the company’s achievement of financial goals, which we believe aligns executive interests with stockholder interests and encourages long-term stockholder returns.

Fiscal 2016 Compensation Summary

To align our executive compensation packages with our executive compensation philosophy, the following compensation decisions were made by the Compensation Committee for fiscal 2016:

•	Adjustments to Base Salary: The base salary of our Chief Executive Officer and Named Executive Officers remained unchanged.

•

Performance-Based Cash Bonus: Performance-based cash bonuses were paid for fiscal 2016 performance based on the company’s earnings per share goal, the achievement of positive net cash from operating activities, business unit performance and the individual performance of our Named Executive Officers.

•

Performance-Based and Time-Based Equity: In fiscal 2016, our Named Executive Officers were granted performance stock units (PSUs) with variable payout based on a three-year performance metric and restricted stock units (RSUs) with both performance and service vesting. The PSUs granted in fiscal 2016 vest 100% after three years based upon achievement of pre-established earnings goals. The RSUs granted in fiscal 2016 vest 25% per year over a four-year period beginning on the grant date, subject to the achievement of positive net cash from operating activities in fiscal 2016, which has been achieved.

In addition to the above summary, stockholders are encouraged to read the “Executive Compensation” section of this Proxy Statement for details about our executive compensation programs, including information about the fiscal 2016 compensation of our Named Executive Officers.

We are asking our stockholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2017 Annual Meeting:

“RESOLVED, that the company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Executive Compensation, the tabular disclosure regarding such compensation and the accompanying narrative disclosure.”

Required Vote for this Proposal

To approve this proposal, a majority of voting power entitled to vote thereon, present in person or represented by proxy, at the Annual Meeting must vote “FOR” this proposal.

This Say on Pay vote is advisory, and therefore not binding on the company, the Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 2 if you want your broker to vote your shares on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 3

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

This is a proposal asking stockholders to indicate, on an advisory basis, how frequently we should seek an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the Dodd-Frank Act and the applicable SEC rules. By voting on this Proposal 3, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every year, two years or three years.

After careful consideration of this proposal, our Board has determined that an advisory vote on executive compensation that occurs annually continues to be the most appropriate alternative for the company, and therefore our Board recommends that you vote for a one-year interval for the advisory vote on executive compensation.

In formulating its recommendation, our Board considered that an annual advisory vote on executive compensation allows us to obtain information on stockholders’ views of the compensation of our named executive officers on a consistent basis, by allowing our stockholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Since the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis, an annual advisory vote will provide the Board and Compensation Committee with the best opportunity to take stockholder sentiment into consideration in making decisions with respect to executive compensation. Finally, we believe an annual advisory vote on the compensation of our named executive officers aligns more closely with our objective to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies and programs. We understand that our stockholders may have different views as to what is the best approach for the company, and we look forward to hearing from our stockholders on this proposal.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years or abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every one year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the company is to hold an advisory shareholder vote to approve the compensation of the named executive officers, as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules, including the Compensation Discussion and Analysis, the tabular disclosure regarding such compensation and the accompanying narrative disclosure.”

Required Vote for this Proposal

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders.

This frequency vote is advisory and therefore not binding on the Board or the company in any way, and therefore the Board may decide that it is in the best interests of our stockholders and the company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on executive compensation matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 3 if you want your broker to vote your shares on the matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE OPTION OF ONCE EVERY ONE YEAR AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION, AS DISCLOSED PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

This is a proposal asking stockholders to ratify the selection of Deloitte & Touche LLP, or Deloitte, as our independent registered public accounting firm for the fiscal year ending January 28, 2018. The Audit and Finance Committee selected Deloitte as our independent registered public accounting firm for the fiscal year ending January 28, 2018, subject to ratification by our stockholders. Although stockholder ratification of our independent registered public accounting firm is not required by law, as a matter of corporate governance, we are requesting that our stockholders ratify such selection.

A Deloitte representative will be present at the Annual Meeting, and will have the opportunity to make a statement and to respond to appropriate questions.

Deloitte Fees and Services

Deloitte has audited our financial statements for the last 37 years. Based in part upon information provided by Deloitte, the Audit and Finance Committee determined that Deloitte is independent under applicable independence standards. The Audit and Finance Committee has reviewed and discussed the fees billed by Deloitte for services in fiscal 2016, as detailed below, and determined that the provision of non-audit services was compatible with Deloitte’s independence.

Deloitte provided the company with the following services:

Audit Fees

Deloitte billed approximately $2,142,000 for fiscal 2016 and $2,021,000 for fiscal 2015 for professional services to (i) audit our consolidated financial statements and perform an assessment of the effectiveness of our internal control over financial reporting included in our Annual Report on Form 10-K, (ii) review our condensed consolidated financial statements included in our quarterly reports on Form 10-Q, (iii) audit our 401(k) plan, and (iv) audit our statutory reports for our global entities.

Tax Fees

Deloitte billed a total of approximately $100,000 for fiscal 2016 and $110,000 for fiscal 2015 for tax services. Tax services included approximately: (i) $100,000 for fiscal 2016 and $96,000 for fiscal 2015 for tax compliance services, which included consultation for the preparation of our federal, state and local tax returns; and (ii) $14,000 for fiscal 2015 for tax consulting services.

All Other Fees

Deloitte billed a total of approximately $32,000 for fiscal 2016 and $30,000 for fiscal 2015 for all other fees. All other fees consisted of sustainability consulting fees and license fees related to the use of Deloitte’s online accounting research tool.

During fiscal 2016 and 2015, Deloitte did not perform any prohibited non-audit services or audit-related services for us.

Pre-Approval Policy

All services performed by Deloitte, whether audit or non-audit services, must be pre-approved by the Audit and Finance Committee or a designated member of the Audit and Finance Committee, whose decisions must be reported to the Audit and Finance Committee at its next meeting. Pre-approval cannot be obtained more than one year before performance begins and can be for general classes of permitted services such as annual audit services or tax consulting services. All fees paid to Deloitte for fiscal 2016 and fiscal 2015 were pre-approved by the Audit and Finance Committee.

Required Vote for this Proposal

To approve this proposal, a majority of voting power entitled to vote thereon, present in person or represented by proxy, at the Annual Meeting must vote “FOR” this proposal.

If stockholders vote against this proposal, the Audit and Finance Committee will consider interviewing other independent registered public accounting firms. There can be no assurance, however, that it will choose to appoint another independent registered public accounting firm if this proposal is not approved.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 28, 2018.

PROPOSAL 5

AMENDMENT AND RESTATEMENT OF BYLAWS

TO PROVIDE FOR PROXY ACCESS

Our Board of Directors recommends that you vote “FOR” this proposal (Proposal 5) and “AGAINST” the stockholder’s proxy access proposal (Proposal 6). We believe this Proposal 5 is in the best interests of Williams-Sonoma, Inc. and its stockholders.

Brief Overview of the Board Proposal

Williams-Sonoma, Inc. is committed to acting in the best interests of our stockholders and to sound corporate governance guidelines and practices. The Board believes that eligible stockholders should be able to use the company’s proxy materials to include their director candidates for election to the Board, and consequently the Board recommends stockholders vote “FOR” the proxy access bylaw (the “Bylaw”) set forth in Exhibit A, which is based on the clear market standard of “3/3/20/20.” Approximately 85% of the companies that have adopted proxy access to date have used this market standard, which allows:

•	An eligible stockholder, or up to a group of 20 eligible stockholders,

•	That holds 3% of our common stock for 3 years,

•	The ability to nominate up to 20% of the current Board’s size as director candidates, but no less than 2 director candidates.

Unlike the Bylaw, we believe the stockholder’s proposal for proxy access is inconsistent with market practice and is not properly structured or sufficiently detailed:

•	To prevent abuse by investors who hold a small amount of stock, who do not have a meaningful long-term interest in the company, or who want to further special interests, and

•	To minimize disruptions to the Board and its effectiveness.

Primary Elements of the Company’s Proxy Access Bylaw

The following are some of the primary elements of the Bylaw (please refer to Exhibit A for the full text of the Bylaw for all of the applicable elements):

•

The Bylaw may be used by an eligible stockholder, or a group of up to 20 eligible stockholders, who has continuously owned at least 3% or more of our stock for 3 years before, and including the day of, submitting a nomination notice, and who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting.

•	The Bylaw requires the stockholder to possess both full voting and investment rights and full economic interests associated with the stock.

•

The Bylaw does not include, for purposes of qualifying ownership, stock that has been sold but has not settled, stock that has been borrowed, or stock that is subject to an option, warrant, or other derivative or similar agreement that has the purpose or effect of reducing the stockholder’s voting rights or hedging the economic risk of the stock.

•

The Bylaw provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 20% of the total number of directors who are members of our Board as of the last day on which a nomination notice may be submitted, rounded down to the nearest whole number, or (ii) 2 directors.

•

The Bylaw provides certain additional procedures and requirements if multiple stockholders seek to nominate a number of directors that exceeds the maximum number allowed or if a stockholder director candidate withdraws, is nominated by the Board itself, or is already serving as an incumbent director.

•

The Bylaw requires our stockholders to provide specified information no earlier than 150 calendar days, and no later than 120 calendar days, before the anniversary of the date we mailed our proxy statement for the prior year’s annual meeting.

•

The Bylaw requires confirmation that a stockholder did not acquire, and is not holding, any of our common stock for the purpose or with the effect of, changing the control of, or influencing a change-of-control in, the company.

•	The Bylaw requires specified documents such as a Schedule 14N (a required SEC form), certain independence standards, and background information required by the proxy rules.

Required Vote for this Proposal

Approval of Proposal 5 requires the affirmative vote of a majority of the votes cast in person or by proxy at the 2017 Annual Meeting. Abstentions and broker non-votes will not affect the voting results for this proposal. Proposal 5 is not conditioned on the disapproval or approval of the stockholder proposal.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on stockholder proposals opposed by management matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on the matter. Abstentions and broker non-votes will not affect the voting results for either proposal.

We believe this Proposal 5 and the Bylaw foster substantial long-term stockholder value and good corporate governance practices.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL TO AMEND OUR BYLAWS TO ADOPT PROXY ACCESS.

PROPOSAL 6

STOCKHOLDER PROPOSAL

Mr. James McRitchie and Ms. Myra K. Young, 9295 Yorkship Court, Elk Grove, California, 95758, beneficial owners of 40 shares of our common stock, have notified us that they intend to present the following resolution at the Annual Meeting.

Our Board has recommended a vote “AGAINST” Proposal 6 for the reasons set forth after the proposal.

The stockholder proposal is quoted verbatim in italics below.

Proposal 6 – Shareholder Proxy Access

RESOLVED: Shareholders of the Williams-Sopnoma, Inc. [sic] (the “Company”) ask the board of directors (the “Board”) to amend its bylaws or other documents, as necessary, to provide proxy access with essential elements for substantial implementation as follows:

1.	Nominating shareholders or shareholder groups must beneficially own 3% or more of the Company’s outstanding common stock (“Required Stock”) continuously for at least three years and pledge to hold such stock through the annual meeting.

2.	The number of shareholder-nominated candidates eligible to appear in proxy materials shall be one quarter of the directors then serving or two, whichever is greater.

3.	No limitations, below fifty, shall be placed on the number of shareholders that can aggregate their shares to achieve the 3% Required Stock.

Supporting Statement: The SEC’s universal proxy access Rule 14a-11 (https://www.sec.gov/rules/final/2010/33-9136) was vacated after a court decision regarding the SEC’s cost-benefit analysis. Therefore, proxy access rights must be established on a company-by-company basis. Subsequently, Proxy Access in the United States: Revisiting the Proposed SEC Rule (http://www.cfapubs.org.doi/pdf/10.2469/ccb.v2014.n9.1) a cost benefit-analysis by CFA Institute, found proxy access would “benefit both the markets and corporate boardrooms, with little cost or disruption,” raising US market capitalization by up to $140.3 billion. Public Versus Private Provision of Governance: The Case of Proxy Access (http://ssrn.com/abstract+2635695) found a 0.5 percent average increase in shareholder value for proxy access targeted firms.

Proxy Access: Best Practices (http://www.cii.org/files/publications/misc/08_05_15_Best%20Practices%20-%20Proxy%20Access.pdf) by the Council of Institutional Investors, “highlights the most troublesome provision” in recently implemented access bylaws. Noteworthy is the following:

The ability to aggregate holdings is crucial to the effectiveness of proxy access—without it, a proxy access provision would not be viable.

We note that without the ability to aggregate holdings even CII’s largest members would be unlikely to meet a 3% ownership requirement to nominate directors. Our review of current research found that even if the 20 largest public pension funds were able to aggregate their shares they would not meet the 3% criteria at most of the companies examined.

CII’s position is generally consistent with the views of the SEC. In 2010, the SEC considered, but rejected imposing a cap on the permitted number of members in a nominating group. The SEC found that individual shareowners at most companies would not be able to meet the minimum threshold of 3% ownership for proxy access unless they could aggregate their shares with other owners.

Many corporate boards have adopted proxy access bylaws with troublesome provisions that significantly impair the ability of shareholders to participate in the nominating process, and the ability of shareholder nominees to effectively serve if elected. Adoption of bylaws with all the requested elements outlined above would help ensure meaningful proxy access is available to more shareholders.

Increase Shareholder Value

Vote for Shareholder Proxy Access Enhancement – Proposal 6

Opposition Statement of the Board of Directors

Our Board of Directors recommends that you vote “AGAINST” this proposal (Proposal 6) and, instead, vote “FOR” the Board’s proxy access proposal (Proposal 5). The Board of Directors believes the stockholder proposal is not in the best interests of Williams-Sonoma, Inc. or its stockholders.

The stockholder proxy access proposal is not properly structured (i) to minimize the potential for abuse by investors who lack a meaningful long-term interest in our company or who wish to promote special interests, or (ii) to minimize disruption of board functions and effectiveness, and is inconsistent with the market standard for proxy access bylaws.

Williams-Sonoma, Inc. is committed to acting in the best interests of our stockholders and to sound corporate governance guidelines and practices. While the Board understands that proxy access is an important governance issue, the Board recognizes that differences remain among investors as to the appropriate limitations and rules governing proxy access. The Nominations and Corporate Governance Committee and the Board have considered the stockholder proxy access proposal and the principal features of proxy access bylaws adopted to date by a substantial majority of large companies and the views of our stockholders.

The clear market standard for a proxy access bylaw contains the principal features of “3/3/20/20,” which has been adopted by approximately 85% of the companies that have adopted a proxy access bylaw to date. The market standard allows an eligible stockholder or up to a group of 20 eligible stockholders to hold 3% of our common stock for 3 years to be able to nominate up to 20% of the current Board’s size as director candidates but to be able to nominate at least 2 directors candidates.

After the Nominations and Corporate Governance Committee considered carefully our corporate governance guidelines and practices, the committee recommended, and the Board approved, subject to stockholder approval, amending the company’s Bylaws to adopt proxy access based upon the market standard, as further described above in Proposal 5.

Therefore, the Board strongly urges you to vote “FOR” the company’s version of a “3/3/20/20” proxy access bylaw set forth above in Proposal 5, because the stockholder proposal version is not properly structured or sufficiently detailed (i) to prevent abuse by investors who hold a small amount of stock and who do not have a meaningful long-term interest in the company or who want to further special interests, or (ii) to minimize disruptions to the Board and its effectiveness, and is inconsistent with the market standard for proxy access bylaws.

The Board believes that allowing access to the company’s proxy materials is a serious and potentially disruptive event. Thus, the Board believes a proxy access bylaw should have appropriate protections and be available only to a critical mass of long-term investors. Therefore, we recommend that you vote “FOR” the company’s version of a “3/3/20/20” proxy access bylaw.

Below, we list some of the primary differences between our Board’s proxy access bylaw and the stockholder proposal:

Topic: Group of Stockholders Who May Aggregate Ownership

Board Proposal	Stockholder Proposal

• A group of up to 20 stockholders	• A group of up to 50 stockholders

Topic: Number of Director Candidates

Board Proposal	Stockholder Proposal

• Up to 20% of the Board Size but no less than 2 directors	• Up to 25% of the Board Size but no less than 2 directors

Topic: Safeguards against Abuse or Opportunism

Board Proposal	Stockholder Proposal

• Require stock not to be acquired or held for change-of-control purposes	• Would not prohibit stock acquired or held for change-of-control purposes to be used to nominate directors

• Condition eligibility on a stockholder or group of stockholders possessing voting, investment, and economic interests in the company stock	• Would not prohibit borrowed stock to count towards meeting threshold requirements

• Require background information on director nominees required by the proxy rules	• No requirement that nominating stockholder or group of stockholders provide background information required by proxy rules

• Require director nominees to meet certain independence standards or other qualifications	• No requirement for director nominees to meet any independence standards or other qualifications

Below, we explain in more detail the primary differences between our Board’s proxy access bylaw and the stockholder proposal.

The stockholder proposal allows small stockholders with narrowly defined special interests and short-term goals to be disproportionately represented on our Board and impose excessive administrative costs.

The stockholder proposal allows a group of up to 50 stockholders to combine their holdings to meet the 3% threshold. However, the Board believes a group limitation at 50, rather than 20, stockholders is too high for our company and is not consistent with the 20-stockholder limit included in approximately 90% of the proxy access bylaws adopted to date. The Board believes a group limitation of up to 20 stockholders provides reasonable access and that, when the group limitation is set at up to 50 stockholders, the chances increase that small stockholders with narrowly defined special interests and short-term goals could become disproportionately represented on our Board.

Also, a group limitation of 20 stockholders will reduce the administrative burden and expense of managing and vetting the eligibility of the nominating stockholders and their candidates. Further, based on the company’s current stockholder base, one small stockholder can reach the 3% threshold on their own or by forming a group with a few stockholders. Therefore, the Board believes a group limitation of 20—not a group limitation of 50—is appropriate for our company.

The stockholder proposal may disrupt the Board and cause an imbalance in skills, experience, and diversity.

The Nominations and Corporate Governance Committee has a fiduciary obligation to all stockholders and is charged with carefully evaluating the skills set, qualities, and experience of potential candidates as well as the composition of the entire Board. As discussed above under “Director Nominations,” the Nominations and Corporate Governance Committee reviews the qualifications of all candidates who have been properly recommended by stockholders, management, or other Board members. As part of this review, the Nominations and Corporate Governance Committee considers many factors, including character, judgment, independence, financial expertise, and industry experience among other things.

However, director candidates nominated through proxy access are not subject to the Nominations and Corporate Governance committee’s review, and election of such proxy access candidates could mean our Board has an imbalance in skills, experience, and diversity. This imbalance may disrupt the Board’s effectiveness.

The Board’s proposal limits proxy access director candidates to 20% of the board—not 25% of the board—but in no event less than 2 proxy access director candidates, consistent with the 20% limit included in approximately 85% of the proxy access bylaws adopted to date. The Board believes 20% is the appropriate balance for our company, because the 20% limitation allows meaningful use of proxy access to achieve Board representation without disrupting or affecting the overall balance of skills, experience, and diversity sought by the Nominations and Corporate Governance Committee to constitute a strong Board.

The stockholder proposal lacks safeguards against abuse and opportunism.

The stockholder proposal version of proxy access is missing many important, procedural safeguards that the Board believes are crucial to protecting stockholder interests.

First, the stockholder proposal does not require that the nominating stockholder acquire or hold our stock without the purpose of or effect of, changing the control of, or influencing a change-of-control in, the company. Proxy access was not intended as a means to affect a change-of-control in a company; rather, proxy access was intended to increase stockholder representation on the board. Stockholders should not be able to use proxy access, rather than a proxy contest and solicitation, to achieve a change-of-control in the Williams-Sonoma, Inc. Therefore, the Board believes you should vote “FOR” the Proposal 5, which imposes a meaningful requirement that proxy access not be used to affect a change-of-control in the company.

Second, the Board believes that proxy access should only be available to stockholders who have a meaningful long-term interest in the company. In other words, only stockholders who possess voting, investment, and economic interests in the company stock should be allowed to use the company’s proxy materials to achieve director representation. However, the stockholder proposal does not prohibit stockholders from temporarily borrowing stock to meet the eligibility requirements. Thus, the Board believes you should vote “FOR” the Proposal 5, because it helps ensure only stockholders who want to increase long-term stockholder value are able to use proxy access.

Finally, as noted above, the stockholder proposal is silent on, and does not give careful thought to, requirements and standards necessary to have an effective Board that complies with SEC and NYSE rules. The Board’s proposal considers these requirements and has procedural safeguards that allow the Board to continue to meet its independence standards and other qualifications to be effective. Because the Board has carefully tailored its proxy access proposal, rather than the stockholder who has presented a “one-size fits all” approach, the Board believes you should vote “FOR” the Proposal 5.

Required Vote for this Proposal

Approval of the stockholder proxy access proposal (this Proposal 6) is not conditioned on the approval or disapproval of our Board’s proxy access proposal (Proposal 5). The stockholder proposal is advisory and non-binding in nature, and constitutes a recommendation by our stockholders to our Board.

Under the rules of the NYSE, brokers are prohibited from giving proxies to vote on stockholder proposals opposed by management matters unless the beneficial owner of such shares has given voting instructions on the matter. This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal 5 if you want your broker to vote your shares on the matter.

The affirmative vote of a majority of the votes cast in person or by proxy at the 2017 Annual Meeting will be required to approve this stockholder proposal. Abstentions and broker non-votes will not affect the voting results for this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS.

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee oversees the company’s financial reporting process on behalf of the Board. In meeting these responsibilities, as described under the heading “Corporate Governance—Board Committees”, we perform the following functions:

•	Monitor the integrity of the company’s financial reports, earnings and guidance press releases, and other company financial information;

•

Appoint and/or replace the independent registered public accounting firm, pre-approve all audit and non-audit services of the independent registered public accounting firm, and assess its qualifications and independence;

•	Review the performance of the company’s internal audit function, the company’s auditing, accounting and financial reporting procedures, and the company’s independent registered public accounting firm;

•	Monitor the company’s compliance with legal and regulatory requirements;

•	Monitor the company’s system of internal controls and internal control over financial reporting;

•	Retain independent legal, accounting or other advisors when necessary and appropriate;

•

Review the financial impact on the company of selected strategic initiatives and selected financing plans, and develop and recommend policies related to dividend, stock repurchase and foreign currency programs; and

•

Review with management the company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the company’s risk assessment and risk management policies.

In performing these functions, we took the following actions, among other things, related to fiscal 2016:

•

Reviewed and discussed the company’s audited consolidated financial statements for fiscal 2016 and unaudited quarterly condensed consolidated financial statements for fiscal 2016 with management and Deloitte;

•	Reviewed, discussed with management and approved the company’s periodic filings on Forms 10-K and 10-Q;

•	Reviewed, discussed with management and approved all company earnings and guidance press releases;

•	Reviewed and discussed the company’s internal control over financial reporting with management and Deloitte;

•	Reviewed and discussed with the company’s internal audit department the company’s internal audit plans, the significant internal audit reports issued to management and management’s responses;

•

Reviewed and discussed with management and the company’s internal audit department the company’s major financial risk exposures, including with regard to legal and regulatory matters, and the company’s risk assessment and risk management policies;

•	Met with Deloitte, with and without management present, to discuss the overall quality of the internal and external audit process and the financial reporting process;

•

Reviewed and discussed with management, the company’s internal audit department and Deloitte the sufficiency of the company’s information technology systems, including how such systems support effective internal controls; and

•

Discussed with Deloitte its independence from the company based on the following: (i) our confirmation that no member of Deloitte’s current or former audit team is or has been employed by the company in a financial reporting oversight role; (ii) our review of audit and non-audit fees; and (iii) the written communications from Deloitte as required by Public Company Accounting Oversight Board, or PCAOB, requirements.

During fiscal 2016, we discussed the following other matters, among other things, with Deloitte:

•	Deloitte’s responsibilities in connection with the audit of the company’s financial statements;

•	Deloitte’s annual letter describing its internal quality control procedures;

•	Any significant issues arising during the audit and any other matters relating to the conduct of the audit of the company’s financial statements; and

•

Matters required to be discussed pursuant to relevant PCAOB and SEC requirements, including the quality of the company’s accounting principles, the soundness of significant judgments and the clarity of disclosures in the company’s financial statements.

The Audit and Finance Committee hereby reports as follows:*

(1) The Audit and Finance Committee has reviewed and discussed the company’s audited financial statements with management and Deloitte;

(2) The Audit and Finance Committee has discussed with Deloitte the matters required by PCAOB Auditing Standard No. 1301, Communications with Audit Committees;

(3) The Audit and Finance Committee has received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit and Finance Committee concerning independence and has discussed with Deloitte its independence; and

Based on the review and discussions referred to in items (1) through (3) above, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the company’s Annual Report on Form 10-K for fiscal 2016 for filing with the SEC.

AUDIT AND FINANCE COMMITTEE OF THE BOARD OF DIRECTORS

Adrian T. Dillon, Chair

Ted W. Hall

Sabrina Simmons

*	This report shall not be deemed to be (i) “soliciting material,” (ii) “filed” with the SEC, (iii) subject to Regulations 14A or 14C of the Securities Exchange Act of 1934, as amended, or (iv) subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any of our other filings under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

INFORMATION CONCERNING EXECUTIVE OFFICERS

The following table provides certain information about our executive officers as of April 3, 2017. Our executive officers are appointed by and serve at the pleasure of our Board, subject to rights, if any, under employment contracts.

Name	Position with the Company and Business Experience

Laura J. Alber Age 48	*

Julie P. Whalen Age 46	• Executive Vice President, Chief Financial Officer since 2012 • Treasurer, 2011 – 2014 • Senior Vice President, Controller, 2006 – 2012 • Vice President, Controller, 2003 – 2006

James W. Brett Age 47	• President, West Elm Brand since 2010 • Chief Merchandising Officer, Urban Outfitters, Inc., 2007 – 2010 • Merchandise Manager, Anthropologie, Urban Outfitters, Inc., 2003 – 2007

Janet M. Hayes Age 49

•    President, Williams Sonoma Brand since 2013

•    President, Pottery Barn Kids and PBteen Brands, 2010 – 2013

•    Executive Vice President, Pottery Barn Kids and PBteen Brands, 2008 – 2010

•    Senior Vice President and General Merchandising Manager, Pottery Barn, 2007 – 2008

David R. King Age 48

•    Senior Vice President, General Counsel and Secretary since 2011

•    Vice President, Deputy General Counsel, 2010 – 2011

•    Vice President, Associate General Counsel, 2006 – 2010

•    Director, Associate General Counsel, 2004 – 2006

*	Biographical information can be found in the table under the section titled “Information Regarding the Director Nominees” beginning on page 15 of this Proxy Statement.

The following table provides certain information about our former President, Pottery Barn Brands, who resigned effective March 15, 2017:

Name	Position with the Company and Business Experience

Sandra N. Stangl Age 49

•    President, Pottery Barn Brands (Pottery Barn, Pottery Barn Kids and PBteen), 2013 – 2017

•    President, Pottery Barn Brand, 2008 – 2013

•    Executive Vice President, Pottery Barn Kids and PBteen Brands, 2006 – 2008

•    Senior Vice President, General Merchandising Manager, 2003 – 2006

•    Senior Vice President, Product Development, 2002 – 2003

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes our compensation program, the compensation decisions we made under our program, and the reasoning underlying those decisions. This discussion and analysis focuses on the compensation of our “Named Executive Officers,” who in fiscal 2016 were:

Laura J. Alber	Director, President and Chief Executive Officer

Julie P. Whalen	Executive Vice President, Chief Financial Officer

Sandra N. Stangl	Former President, Pottery Barn Brands

Janet M. Hayes	President, Williams Sonoma Brand

James W. Brett	President, West Elm Brand

Sandra N. Stangl resigned as President, Pottery Barn Brands effective March 15, 2017.

Compensation Discussion and Analysis – Executive Summary

Our compensation decisions begin with the objective of paying for performance. For fiscal 2016, the Compensation Committee took the following steps in support of the Company’s executive pay for performance philosophy.

•

We continued to grant performance stock units (PSUs) as part of our equity program, with variable payout based on a cumulative three-year earnings goal and subject to 100% cliff vesting at the end of the three-year performance period.

•	The weighting of PSUs for the Chief Executive Officer remained at 50% in fiscal 2016, and over 90% of her total target compensation was based on company performance.

•

We set the fiscal 2016 earnings per share target under our annual bonus plan significantly higher than our actual earnings per share for fiscal 2015 and did not increase target cash bonus percentages for our Named Executive Officers.

In addition to actual results, we consider how our performance results were achieved. Our company values guide the way we think and approach our business, and we measure executive performance with respect to these values as we make compensation decisions. This assessment is reflected in the compensation recommendations that our Chief Executive Officer makes to the Compensation Committee with respect to the other Named Executive Officers and the Compensation Committee’s decisions with respect to the compensation of our Chief Executive Officer.

Our Values

Everything we do revolves around our mission to enhance our customers’ lives at home. We are committed to quality and service, and delivering an inspiring retail experience. Our core values include:

People First

We believe that our company has no limit and is driven by our associates and their imagination. We are committed to an environment that attracts, motivates and recognizes high performance.

Customers

We are here to please our customers – without them, nothing else matters.

Quality

We take pride in everything we do. From our people to our products, and in our relationships with business partners and our community, quality is our signature.

Stockholders

We are committed to providing a superior return to our stockholders. It’s everyone’s job.

Integrity

We do business with the highest level of integrity. Every day, in everything we do.

Corporate Responsibility

We will build sustainability into every corner of our enterprise so that our continued financial success will enhance the lives of our many stakeholders, the communities where we have a business presence and the natural environment upon which we rely.

Fiscal 2016 Performance Highlights

Fiscal 2016 was a year of solid performance for our company, and we experienced growth in both net revenues and earnings per share despite a challenging retail environment. Our overall growth was driven by our highly profitable e-commerce business, which expanded to almost 52% of our total revenues. Fiscal 2016 financial achievements included:

•	Net revenues increased 2.2% to $5.084 billion.

•	Diluted earnings per share reached a record $3.41 vs. $3.37 in fiscal 2015.

•	E-commerce net revenues grew 4.4% to $2.634 billion and generated 51.8% of total net revenues in fiscal 2016, compared to 50.7% in fiscal 2015.

•	We generated $525 million in operating cash flow and returned $285 million to our stockholders through stock repurchases and dividends.

•	Comparable brand revenue growth across our business in fiscal 2016 was 0.7% on top of 3.7% in fiscal 2015.

•	West Elm net revenues increased more than $150 million, or 18.3%, and comparable brand revenue growth increased by 12.8%. This marked a seventh consecutive year of double-digit growth for West Elm.

•	Our emerging brands, Rejuvenation and Mark and Graham, grew net revenues by 26.6% and company-owned international operations grew net revenues by 32.5%.

Our Compensation Program Aligns and Advances Executive and Stockholder Interests

Our compensation program is constructed to attract, motivate and retain exceptional executives in support of our primary objective to create long-term value for stockholders. Fundamentally, we believe that earnings and earnings per share, or EPS, are the measures most closely aligned with long-term stockholder value and, as such, each executive’s bonus payout and PSUs are dependent on the company’s achievement of earnings based goals.

The chart below illustrates the year over year increases of our target EPS goal under our 2001 Incentive Bonus Plan, as well as our actual EPS. Our performance goal is consistently set higher than the previous year’s actual EPS performance.

Similarly, our stock ownership guidelines and time-based equity compensation encourage our executives to deliver long-term sustained growth in our stock price. We believe this dual focus on earnings and long-term price appreciation aligns executive and stockholder interests. When we exceed targeted performance levels and/or our stock price appreciates, our executives’ realized compensation is substantially increased. When we do not achieve targeted performance levels, or when the stock price decreases, our executives’ actual earned compensation is significantly reduced.

The charts below summarize our EPS growth and total stockholder return (TSR) over the past five years, and compare our five-year cumulative TSR to our proxy peer group companies and certain market indices. These returns assume an initial investment of $100 and reinvestment of dividends. Company performance against our peers and retail industry is reviewed and considered when making compensation decisions, and to confirm that the compensation program has been effective in incenting and linking performance with appropriate rewards.

Stockholders Supported Our Compensation Program in 2016

Our stockholders express their views on our compensation program and compensation decisions annually by casting votes in favor of or against our annual Say on Pay proposal. At the 2016 Annual Meeting of Stockholders, over 99% of the votes cast were in favor of our Say on Pay proposal. The Compensation Committee considered this advisory vote in determining whether our stockholders continue to support our compensation policies and our compensation decisions, and concluded that it demonstrates continued support.

Overview of 2016 Compensation Decisions

In fiscal 2016, we continued to advance our business and strategic objectives. Our compensation decisions for fiscal 2016 were intended to reward the achievements of fiscal 2016, drive strong performance in fiscal 2017, provide incentives for long-term growth, and retain our key executives. These decisions included:

•	Base Salaries. Base salaries remained unchanged for our Named Executive Officers.

•

Annual Bonuses. Our Named Executive Officers, other than Ms. Stangl, earned bonus payouts ranging from 93% of target to 180% of target based on both company and individual performance for fiscal 2016. Target cash bonus percentages for fiscal 2016 remained unchanged from fiscal 2015.

•

Long-Term Incentives. We granted two forms of equity awards in fiscal 2016, restricted stock units (RSUs) and PSUs. PSUs were granted in fiscal 2016 with a variable payout based on achievement of a cumulative three-year earnings goal. The PSUs granted in fiscal 2016 vest fully and are paid out after three years, if earned, based on company performance. The RSUs granted in fiscal 2016 are subject to a one-year performance-based vesting requirement and a time-based vesting schedule of 25% per year from the grant date.

We believe our fiscal 2016 long-term incentive structure provides an appropriate mix of retention for our top executive talent and at-risk incentive to drive long-term performance.

The charts below illustrate the proportion of each element of our Named Executive Officers’ and our Chief Executive Officer’s fiscal 2016 compensation as reported in the Summary Compensation Table on page 51.

Overview of Chief Executive Officer Compensation

Since becoming Chief Executive Officer in 2010, Ms. Alber’s leadership of the company has driven year-over-year gains in revenue and EPS. The compensation of our Chief Executive Officer is designed to pay for performance; 90% of Ms. Alber’s total compensation opportunity for fiscal 2016 was comprised of variable incentive-based compensation, which aligns with and advances stockholders’ interests. Listed below are the main elements of pay and a summary of the Compensation Committee’s decisions related to the compensation of our Chief Executive Officer for fiscal 2016.

•	Base Salary. Base salary remained unchanged for fiscal 2016.

•

Annual Bonus. Annual bonus for fiscal 2016 was paid at 114% of target, based on an assessment of company and individual performance and represented an 8% decrease from the actual annual bonus Ms. Alber received in fiscal 2015.

•

Long-Term Incentives. We granted long-term incentive awards of 82,088 RSUs with a one-year performance-based vesting requirement and a time-based vesting schedule of 25% per year over a four-year period. Additionally, we granted 82,088 PSUs at target payout subject to a cumulative three-year earnings goal and a three-year cliff vesting schedule.

Compensation Governance

We maintain compensation practices that are aligned with prevalent and sustainable corporate governance principles intended to encourage actions that are in the long-term interests of stockholders and the company, and discourage actions such as excessive risk-taking and other actions contrary to the long-term interests of stockholders. Below, we highlight key elements of our compensation governance.

Compensation Practices We Follow

•

We pay for performance. With the exception of base salary and benefits, our compensation elements are incentive-based or tied to company stock performance. Variable pay constitutes over 80% of total target compensation for our Named Executive Officers other than our Chief Executive Officer, whose variable pay for fiscal 2016 was 90% of total target compensation.

•

We structure each element of compensation with a specific purpose. Our process for making compensation decisions involves a strategic review of the role and the level of each element of compensation, as well as the balance of short-term and long-term compensation opportunities.

•

We set meaningful stock ownership guidelines. Our expectations for stock ownership align executives’ interests with those of our stockholders. The ownership guideline for our Chief Executive Officer is five times base salary. The guideline for the Named Executive Officers (other than the Chief Executive Officer) and certain other executives is two times base salary. All of our Named Executive Officers meet or exceed the stock ownership guidelines or comply with the stock retention requirements for vested restricted stock units that are designed to bring the executive up to the guideline ownership level.

•

We review our equity plan share usage regularly. On an annual basis, the Compensation Committee reviews and evaluates our share dilution, burn rate and overhang levels with respect to equity compensation plans and their impact on stockholder dilution. The Compensation Committee is also provided this information at each committee meeting.

•

We provide limited perquisites. Our Named Executive Officers are not provided with any special perquisites or benefits that are not otherwise offered broadly to associates of the company, with the exception of $12,000 in financial consulting services offered to a limited number of executives. These benefits are for financial counseling to address the complexity of the executives’ financial circumstances and to help them maximize the benefit of the compensation we provide to them.

•

We adopted double-trigger, not single-trigger, change in control benefits. Our Management Retention Plan provides for accelerated vesting of equity awards and salary and bonus payouts after a change in control, but only if an executive is involuntarily terminated without cause or separates for good reason.

•

We consider the views of stockholders on an annual basis. We provide stockholders with an annual Say on Pay advisory vote, and the Compensation Committee reviews and takes into account the results of this vote.

•	We engage an independent compensation consulting firm. The Compensation Committee’s independent consultant does not provide any other advisory or consulting services to the company.

Compensation Practices We Do Not Follow

•	We do not provide excise tax gross-ups or gross-ups of any kind.

•	We do not allow hedging, pledging or short sales of company stock.

•	We do not pay dividends on unvested performance-based RSUs and PSUs.

•	We do not grant stock options or stock appreciation rights with exercise prices below 100% of fair market value.

•	We do not allow repricing underwater stock options or stock appreciation rights without stockholder approval.

•	We do not permit personal use of our corporate aircraft.

Roles in Determining Executive Compensation

The Compensation Committee makes compensation decisions related to the compensation of the Named Executive Officers with the input and recommendations of the Chief Executive Officer (other than with respect to her own compensation). Management provides the Compensation Committee with analyses and recommendations developed internally with the Chief Executive Officer. The Compensation Committee reviews these materials with its compensation consultant and considers the consultant’s advice as part of its decision-making process, including the consultant’s advice regarding the selection of appropriate peers for inclusion in the company’s proxy peer group. With respect to the Chief Executive Officer’s base salary, the Compensation Committee makes a recommendation to the independent members of the Board of Directors, and all independent Directors determine any base salary adjustments for the Chief Executive Officer.

Role of Compensation Committee

Each year, the Compensation Committee determines appropriate business targets for the fiscal year and evaluates executives’ performance against those targets. As the Compensation Committee structures the executive compensation program, it considers accounting and tax implications of each compensation element, as well as stockholder dilution in the case of equity awards. The Compensation Committee updates the Board of Directors regarding compensation decisions for executives and for the Chief Executive Officer, with the exception of adjustments to her base salary, which are determined by the independent members of the Board, as described above. The Compensation Committee’s role is further detailed in the Compensation Committee Charter, which is available on the company’s website at ir.williams-sonomainc.com/governance.

In making compensation decisions, the Compensation Committee reviews each executive’s past and current compensation and analyzes each of the following:

•	Each Named Executive Officer’s achievement of established financial and operating objectives for that executive’s area of responsibility;

•

The compensation opportunity for each Named Executive Officer relative to the compensation opportunity disclosed by companies in the proxy peer group for the officer’s corresponding position, for each compensation element;

•	Internal positioning among the Named Executive Officers; and

•

Whether the vesting schedule and value of outstanding long-term incentive awards are sufficient to provide an appropriate balance of short and long-term incentives, drive sustained performance and provide potential for appropriate reward.

Role of Our Chief Executive Officer and Management

The Chief Executive Officer is present at Compensation Committee meetings (except when her own compensation is being deliberated and established) and makes recommendations regarding the compensation program in general and each executive’s compensation specifically. Her recommendations are made in the context of peer group and other relevant data, and are based on a quantitative analysis and comparison of each executive’s performance against fiscal year business and strategic objectives and her qualitative evaluation of each executive’s contributions to the company’s long-term objectives. Further, she provides input on each executive’s respective responsibilities and growth potential, as well as their equity position and potential for wealth accumulation. Other members of management are also present at Compensation Committee meetings to provide background information regarding the company’s business and strategic objectives.

Role of Independent Compensation Committee Consultant

Frederic W. Cook & Co., or Cook & Co., is the independent executive compensation consultant for the Compensation Committee. Cook & Co. provides services only as directed by the Compensation Committee and has no other relationship with the company. The Compensation Committee has reviewed its relationship with Cook & Co. and has identified no conflicts of interest.

In fiscal 2016, Cook & Co. provided the Compensation Committee with publicly disclosed proxy data related to Named Executive Officer compensation. The Compensation Committee occasionally requests that Cook & Co. attend its meetings and receives from Cook & Co., on an annual basis, an in-depth update on general and retail industry compensation trends and developments.

In addition, in fiscal 2016, the Compensation Committee asked Cook & Co. to evaluate the risk inherent in our executive and non-executive compensation programs. Their report concluded that, among other things:

•	The company’s executive compensation program is designed to encourage behaviors aligned with the long-term interests of stockholders;

•

There is appropriate balance in short-term versus long-term pay, cash versus equity, recognition of corporate versus business unit performance, financial versus non-financial goals, and use of formulas and discretion; and

•	Policies are in place to mitigate compensation risk, such as stock ownership guidelines, insider trading prohibitions and disclosure requirements, and independent Compensation Committee oversight.

After considering this evaluation, the Compensation Committee concluded that our compensation programs do not encourage executives to take on business and operating risks that are reasonably likely to have a material adverse effect on the company.

Role of Market Data

The Compensation Committee, the Chief Executive Officer and management believe that knowledge of general market practices and the specific compensation practices of our proxy peer group, listed below, is important in assessing the design and competitiveness of our compensation package. When market data is reviewed, it is considered as a reference point, rather than a fixed policy, for compensation positioning and decision-making. We do not set compensation to meet specific benchmarks or percentiles. For fiscal 2016, our executives’ target total direct compensation is at or above the 75th percentile of our proxy peer group. When target total direct compensation was set at the beginning of fiscal 2016, the Compensation Committee confirmed the resulting competitive positioning was appropriate for our executives given our strong operating performance and sustained revenue and earnings growth in recent years. In addition, the Compensation Committee determined that setting total direct compensation at this level is appropriate given the executives’ continued strong performance and valuable experience operating in our complex multi-channel business model.

Our Proxy Peer Group

The Compensation Committee uses a peer group composed of public companies in the retail industry to review competitive compensation data for the company’s executives. The Compensation Committee evaluates this proxy peer group on an annual basis to ensure that the companies selected remain appropriate. The proxy peer group for fiscal 2016 was selected by the Compensation Committee based on the guiding criteria described below, with advice from Cook & Co. Certain proxy peer companies may not meet all selection criteria, but are included because they are direct competitors of our business, direct competitors for our executive talent, have a comparable business model, or for other reasons. The proxy peer group guiding criteria for fiscal 2016 was as follows:

1.	Company Classification in the Global Industry Classification Standard in one of the following:

•	Home Furnishing Retail;

•	Apparel Retail; or

•	Department Stores;

2.	Revenues between $1.5 billion and $14 billion;

3.	Market capitalization greater than $250 million and less than $40 billion;

4.	Current peer listed by a proxy advisory firm;

5.	Among the top 100 e-retailers or an operator of multiple brands; and

6.	Positive total stockholder return over the last one and three year periods.

Our Fiscal 2016 Proxy Peer Group

For fiscal 2016, the Compensation Committee reviewed the proxy peer group guiding criteria against our current revenues and market capitalization. In addition, the Compensation Committee considered compensation peer companies used by proxy advisory firms, other major e-retailers, and other major retailers with sustained positive total stockholder return. Upon completion of its review, the Compensation Committee made the following changes to the proxy peer group for fiscal 2016.

The Compensation Committee added three companies to the peer group: Ralph Lauren Corporation, Levi’s Strauss & Co, and V.F. Corporation, as these companies meet our guiding criteria. Additionally, V.F. Corporation was added as a successful multi-brand operator, and Levi’s Strauss & Co was added due to its geographic proximity to our headquarters and direct competition for talent.

Ann Inc. was removed from the proxy peer group for fiscal 2016 following its purchase by Ascena Retail Group. Pier 1 Imports, Inc. and Abercrombie & Fitch & Co. were removed from the proxy peer group for fiscal 2016 as the Committee determined these companies did not meet our performance criteria.

For fiscal 2016, our proxy peer group consisted of the following 15 public companies:

American Eagle Outfitters, Inc.	Nordstrom, Inc.
Bed Bath & Beyond Inc.	Ralph Lauren Corporation
Coach, Inc.	RH
Foot Locker, Inc.	Ross Stores, Inc.
The Gap, Inc.	Tiffany & Co.
L Brands, Inc. Levi Strauss & Co.	Urban Outfitters, Inc. V.F. Corporation
lululemon athletica inc.

The following table provided by Cook & Co., based on publicly available information as of April 3, 2017, provides a financial overview of the proxy peer group companies in order to compare their revenues, net income, and market capitalization as a group relative to the company.

	Latest 4 Qtr Net Revenue (in millions)	Latest 4 Qtr Net Income (in millions)	Market Capitalization (in millions) (as of 2/1/2017)
75th Percentile	$12,337	$698	$10,377
Average	$7,953	$526	$9,912
Median	$6,958	$446	$9,014
25th Percentile	$3,806	$255	$6,281
Williams-Sonoma, Inc.	$5,084	$305	$4,167

Components of Our Compensation Program, 2016 Decisions and the Decision-Making Process

Our compensation program for our Named Executive Officers is made up of the four components listed below, which are designed to create long-term value for stockholders and to attract, motivate and retain outstanding executives.

Compensation Component	Purpose

Base Salary	• Provides a competitive minimum level of fixed compensation based on an executive’s role and responsibilities.
Annual Cash Bonus	• Motivates and rewards achievement toward our annual business and strategic objectives with cash that varies based on results.
Long-Term Incentives (e.g. equity compensation awards)

•  Encourage our executive team to work toward the company’s long-term growth, provide variable payout opportunities that reward the creation of sustained and long-term earnings growth and stockholder value, and offer meaningful incentives to remain with the company.

Benefits	• Enhance our compensation program with significant and market-competitive health, welfare, financial and retirement benefits.

Base Salary

In March 2016, the Compensation Committee reviewed and set the fiscal 2016 base salaries of our Named Executive Officers based on overall company performance and performance relative to our proxy peer companies, an analysis of each executive’s position relative to executives in our proxy peer group, other market data, each executive’s experience (as well as past, current and anticipated contributions to the company’s success), and the Chief Executive Officer’s recommendations (other than with respect to her own base salary). Following review, the base salaries for each of our Named Executive Officers remained unchanged.

In executive session at a meeting in March 2016, without the Chief Executive Officer present, the Compensation Committee reviewed Ms. Alber’s base salary. The Compensation Committee concluded that Ms. Alber’s base salary would remain unchanged for fiscal 2016.

The following table shows the fiscal 2015 and fiscal 2016 base salaries for our Named Executive Officers.

Named Executive Officer	Fiscal 2015 Base Salary	Fiscal 2016 Base Salary
Laura J. Alber	$1,400,000	$1,400,000
Julie P. Whalen	$750,000	$750,000
Sandra N. Stangl	$1,100,000	$1,100,000
Janet M. Hayes	$925,000	$925,000
James W. Brett	$1,000,000	$1,000,000

Annual Cash Bonus

Cash bonuses are awarded to our Named Executive Officers under the 2001 Incentive Bonus Plan, or the Bonus Plan.

At the beginning of each fiscal year, the Compensation Committee reviews and establishes individual bonus targets for each Named Executive Officer and threshold, target and maximum EPS goals under the Bonus Plan which determine the funding pool from which executive bonuses are paid.

In addition, the Compensation Committee sets a primary performance goal that must be achieved, which establishes the maximum bonus payable under the Bonus Plan to each Named Executive Officer subject to the Compensation Committee’s discretion to reduce such amount. For fiscal 2016, this goal was positive net cash flow provided by operating activities as reported in the company’s consolidated statements of cash flows. This primary goal was met in fiscal 2016, and the Compensation Committee used negative discretion to determine the actual payout to each Named Executive Officer based on achievement of the EPS goal and each individual’s performance, as described below.

Fiscal 2016 Bonus Targets

At a meeting held in March 2016, the Compensation Committee reviewed the bonus targets under the Bonus Plan for each Named Executive Officer. The Compensation Committee considered the recommendations of the Chief Executive Officer, which were informed by the following factors:

•	Each executive’s respective responsibilities;

•	The bonus targets set by our proxy peers;

•	The relationship of the bonus target to other compensation elements; and

•	Whether the established bonus targets are effective in motivating our executives to deliver strong performance.

The target bonuses as a percentage of base salary under the Bonus Plan remained unchanged for fiscal 2016.

In executive session at a meeting in March 2016, without the Chief Executive Officer present, the Compensation Committee reviewed Ms. Alber’s bonus target and concluded that her bonus target would remain unchanged for fiscal 2016 as her target total cash compensation is properly positioned.

The target bonuses as a percentage of base salary under the Bonus Plan for fiscal 2015 and fiscal 2016 are listed below for each Named Executive Officer.

Named Executive Officer	Fiscal 2015 Target Bonus (as a Percentage of Base Salary)	Fiscal 2016 Target Bonus (as a Percentage of Base Salary)
Laura J. Alber	150%	150%
Julie P. Whalen	100%	100%
Sandra N. Stangl	100%	100%
Janet M. Hayes	100%	100%
James W. Brett	100%	100%

Our Bonus Performance Goal – EPS

The pool from which executive bonuses are paid depends on our achievement of EPS guidelines established by the Compensation Committee. For fiscal 2016, the Compensation Committee set a diluted EPS target of $3.55 (excluding extraordinary non-recurring charges or unusual items and the effect of changes in accounting principles). The target performance goal required significant improvement over fiscal 2015 results. The threshold goal also required an overall increase in annual EPS over fiscal 2015 results. For fiscal 2016, we achieved performance below target but above threshold resulting in a lower bonus payout to Ms. Alber. Bonus amounts for Ms. Whalen, Ms. Hayes and Mr. Brett reflect performance against individual and business unit goals. Ms. Stangl did not earn a bonus for fiscal 2016 as she was not employed on the date that bonuses were paid, as provided under the Bonus Plan.

Individual Bonus Objectives

In addition to EPS results, individual performance is assessed in order to determine the payout of bonuses. The Compensation Committee believes that the achievement of individual objectives is critical to the overall success of the company and, as such, bonuses are paid, in part, to reflect individual achievement. For example, if an executive fails to fully meet some or all individual objectives, the executive’s bonus may be significantly reduced or even eliminated. Conversely, if the objectives are overachieved, awards may be subject to less or no reduction from the maximum amount payable to the executive based on our achievement of the primary positive net cash flow goal described above.

The Compensation Committee decides the bonus amount, if any, for the Chief Executive Officer in an executive session in which the Chief Executive Officer is not present. In March 2017, the Compensation Committee reviewed the fiscal 2016 performance of each Named Executive Officer and considered the recommendations of the Chief Executive Officer for Named Executive Officers other than herself. For fiscal 2016, the Compensation Committee approved the bonus payments in the table below under the Bonus Plan for each Named Executive Officer, which were informed by the following factors:

•	Achievement of EPS and other financial results; and

•

A qualitative assessment of each executive’s leadership accomplishments in the fiscal year (noting that accomplishments that increase stockholder return or that significantly impact future stockholder return are significant factors in the assessment of individual performance).

Named Executive Officer	Fiscal 2016 Bonus Amount*	Fiscal 2016 Actual Bonus (as a Percentage of Target)
Laura J. Alber	$2,400,000	114%
Julie P. Whalen	$700,000	93%
Sandra N. Stangl	—	—
Janet M. Hayes	$1,300,000	141%
James W. Brett	$1,800,000	180%

*	Reflects the Compensation Committee’s exercise of discretion to reduce the maximum amount payable to the executive under the Bonus Plan for fiscal 2016.

Long-Term Incentives

The third component of the company’s compensation program is long-term equity compensation. The Compensation Committee believes that equity compensation awards encourage our executives to work toward the company’s long-term business and strategic objectives and to maximize long-term stockholder returns. In addition, the Compensation Committee believes that equity awards incentivize executives to remain with the company.

In fiscal 2016, equity was granted to our Named Executive Officers in the form of PSUs and RSUs. PSUs were granted with a cumulative three-year earnings target based on earnings growth and a cliff vesting schedule of 100% at the end of a three-year performance period. PSUs earned are variable based on actual earnings performance relative to target with no PSUs earned for below threshold performance, 50% of target earned for threshold performance, 100% of target earned for target performance, and 200% of target earned for maximum performance and above. RSUs were granted with a performance-based vesting requirement and a time-based vesting schedule of 25% per year over four years. The Compensation Committee believes that granting equity in the form of RSUs and PSUs drives strong performance, aligns each executive’s interests with those of stockholders, and provides an important and powerful retention tool. In determining the long-term incentive awards for fiscal 2016, the Compensation Committee considered relevant market data, the strong performance of the executive team, and the unvested value of equity awards remaining in fiscal 2016. The target number of PSUs granted to our Chief Executive Officer represented 50% of the total number of equity awards granted to her in fiscal 2016, which is in line with market practice among our peer group. For our other Named Executive Officers, the PSUs represented 30% of the total number of equity awards granted to each of them.

The Compensation Committee established the three-year earnings growth goals for the PSUs by reference to our three-year earnings growth plan, which was presented to and reviewed by our Board of Directors. We believe that the goals were set at challenging levels and are aligned with the long-term interests of our stockholders.

The performance criterion for the fiscal 2016 performance-based RSUs required that the company achieve positive net cash flow provided by operating activities in fiscal 2016 as provided on the company’s consolidated statements of cash flows. The performance criterion for fiscal 2016 was achieved.

In determining the type and number of equity awards granted to each Named Executive Officer, the Compensation Committee considered the recommendations of the Chief Executive Officer, which were based on:

•	The executive’s performance and contribution to the profitability of the company;

•	The type and number of awards previously granted to each executive;

•	The executive’s outstanding equity awards;

•	The vesting schedule of the executive’s outstanding equity awards;

•	The relative value of awards offered by peer companies to executives in comparable positions;

•	The appropriate mix between long-term incentive awards and other types of compensation, such as base salary and bonus; and

•	Additional factors, including increased responsibilities, succession planning and retention strategy.

The Compensation Committee believes that each factor influences the type and number of shares appropriate for each individual and that no one factor is determinative.

In determining the long-term incentive grant for the Chief Executive Officer, the Compensation Committee took into account a number of factors, including the company’s performance and the assessment by the Compensation Committee of the Chief Executive Officer’s performance.

Equity grants approved by the Compensation Committee in April 2016 were as follows:

Named Executive Officer	Number of Restricted Stock Units	Number of Performance Stock Units (at Target)
Laura J. Alber	82,088	82,088
Julie P. Whalen	22,984	9,850
Sandra N. Stangl	42,521	18,223
Janet M. Hayes	34,477	14,775
James W. Brett	42,521	18,223

PSUs Granted in Fiscal 2014

In fiscal 2014, the Compensation Committee granted PSUs to our Chief Executive Officer and Named Executive Officers. The Chief Executive Officer received PSUs weighted at 70% of her long-term incentives and the Named Executive Officers received PSUs weighted at 20% of each of their long-term incentives. The PSUs granted in fiscal 2014 were granted with a cumulative three-year earnings growth target based on EPS growth. Additionally, for purposes of calculating the EPS growth rate, outstanding shares were held constant throughout the three-year period and only unusual business events identifiable upon grant were able to be excluded from the calculation. Therefore, as a result of a significant impact from an unforeseen port slowdown on the west coast beginning in late fiscal 2014, as well as the shares being held constant for calculation purposes, the threshold cumulative three-year earnings growth rate of 7% was not satisfied and the PSUs did not vest.

Benefits Provided to Named Executive Officers

All of the benefits offered to our Named Executive Officers are offered broadly to our full-time associates, except that a limited number of company executives are provided with reimbursement of financial consulting services up to $12,000 annually. The Compensation Committee believes that providing this assistance is prudent given the complexity of these executives’ compensation and financial arrangements and helps our Named Executive Officers maximize the compensation we pay to them. The value of the benefits offered to each of the Named Executive Officers is detailed in the Other Annual Compensation from Summary Compensation Table on page 52. As noted previously, the company does not provide any income tax gross-ups to Named Executive Officers on any benefits.

Additional Information

Executive Stock Ownership Guidelines

The Compensation Committee has established stock ownership guidelines for our Named Executive Officers. Executive stock ownership supports the company’s primary objective of creating long-term value for stockholders by aligning the executives’ interests directly with those of the company’s stockholders. Each executive is expected to maintain this minimum ownership while employed with us. The current guidelines for stock ownership are:

Chief Executive Officer and President:	Five times Base Salary
Other Named Executive Officers:	Two times Base Salary

The following equity holdings count toward the stock ownership guidelines: shares directly owned by the executive or his or her immediate family members; shares held in trust or any similar entity benefiting the executive or the executive’s immediate family; and shares owned through the Williams-Sonoma, Inc. 401(k) Plan. Unexercised stock appreciation rights, unexercised stock options, and unvested restricted stock units or other full-value awards do not count towards the stock ownership guidelines listed above.

Executives covered under the ownership guidelines are required to retain at least 50% of the net after-tax shares received as a result of the release of restricted stock units until the applicable ownership guideline has been achieved. All of our Named Executive Officers meet or exceed the revised stock ownership guidelines or comply with the stock retention requirements for vested restricted stock units that are designed to bring the executive up to the applicable ownership level.

Double-Trigger Change of Control Provisions

Each of our Named Executive Officers is entitled to double-trigger change of control benefits under our 2012 EVP Level Management Retention Plan, other than our Chief Executive Officer, who is entitled to such benefits under an individual arrangement. None of our Named Executive Officers are provided with any type of golden parachute excise tax gross-up. We believe that our change of control arrangements are competitive compensation practices and meet the company’s objectives of:

•	Enhancing our ability to retain these key executives as such arrangements are an important component of competitive compensation programs;

•	Ensuring that our executives remain objective and fully dedicated to the company’s business and strategic objectives at a critical time; and

•	Facilitating a smooth transition should a change in control occur.

The Compensation Committee has considered the total potential cost of the change of control arrangements provided to our Named Executive Officers and has determined that such cost is reasonable and reflects the importance of the objectives described above.

Severance Protection for the Chief Executive Officer

As described in the section titled “Employment Contracts and Termination of Employment and Change-of-Control Arrangements” beginning on page 57, we have entered into severance arrangements with Ms. Alber providing for certain severance benefits in the event of a termination of her employment. The Compensation

Committee implemented these arrangements to ensure that she remains focused on the company’s business and strategic objectives rather than potential personal economic exposure under these particular circumstances. The Compensation Committee has considered the total potential cost of her severance benefits and determined them to be reasonable.

RSU and PSU Vesting Provisions Upon Retirement

Grants of RSUs, including the performance-based RSUs granted to our Named Executive Officers, include an acceleration feature that provides for full vesting upon retirement, which is defined as leaving the company at age 70 or later, with a minimum of 15 years of service. Grants of PSUs granted to our Named Executive Officers vest on a pro-rata basis subject to achievement of the applicable performance goals in the event of such a retirement. Currently, none of our Named Executive Officers are retirement eligible.

Clawback Policy Following Financial Restatement

We do not have a formal policy regarding recovery of past payments or awards in the event of a financial restatement, but in such event, the Compensation Committee will review all performance-based compensation and consider initiating recovery of any favorably impacted performance-based compensation in appropriate circumstances. Additional remedial actions could include an executive’s termination of employment. Further, we intend to implement any recovery policies required by applicable law, including anticipated SEC rulemaking under the Dodd-Frank Act.

Internal Revenue Code Section 162(m)

Internal Revenue Code Section 162(m) disallows the deduction of compensation paid to certain executives in excess of $1,000,000 unless it is “qualified performance-based compensation.” The Compensation Committee reviews the potential impact of Section 162(m) as it constructs the compensation program and in relation to the level of each element of compensation, but reserves the right to pay non-deductible compensation where appropriate to achieve our business objectives. Bonuses awarded to our executives in fiscal 2016 under our Bonus Plan, as well as the equity awards granted to our executives, are intended to qualify as performance-based compensation. However, because of the fact-based nature of the qualified performance-based compensation exception and the limited availability of binding guidance thereunder, we cannot guarantee that any compensation intended to qualify as deductible performance-based compensation so qualifies.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on this review and discussion with management, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the company’s Annual Report on Form 10-K for fiscal 2016.

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Adrian D.P. Bellamy, Chair

Rose Marie Bravo

Anthony A. Greener

Lorraine Twohill

Summary Compensation Table for Fiscal 2016, Fiscal 2015 and Fiscal 2014

This table sets forth the annual and long-term compensation earned by our Named Executive Officers.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Laura J. Alber	2016	$1,400,000	—	$9,999,960	—	$2,400,000	$23,419	$13,823,379
Director, President	2015	$1,373,077	—	$9,999,857	—	$2,600,000	$22,391	$13,995,325
and Chief Executive	2014	$1,409,619	—	$9,999,937	—	$3,250,000	$19,660	$14,679,216
Officer

Julie P. Whalen	2016	$750,000	—	$1,999,919	—	$700,000	$28,398	$3,478,317
Executive Vice	2015	$736,538	—	$1,799,898	—	$650,000	$33,748	$3,220,184
President, Chief	2014	$742,458	—	$1,799,951	—	$800,000	$68,095	$3,410,504
Financial Officer

Sandra N. Stangl	2016	$1,100,000	—	$3,699,917	—	$—	$29,241	$4,829,158
Former President, Pottery Barn	2015	$1,100,000	—	$3,699,871	—	$1,000,000	$27,972	$5,827,843
Brands	2014	$1,160,945	—	$3,699,952	—	$1,600,000	$115,202	$6,576,099

Janet M. Hayes	2016	$925,000	—	$2,999,939	—	$1,300,000	$113,879	$5,338,818
President, Williams Sonoma	2015	$918,269	—	$2,599,886	—	$800,000	$58,141	$4,376,296
Brand	2014	$933,737	—	$2,499,984	—	$1,300,000	$228,589	$4,962,310

James W. Brett(6)	2016	$1,000,000	—	$3,699,917	—	$1,800,000	$176,015	$6,675,932
President, West Elm Brand	2015	$973,077	—	$3,499,873	—	$1,800,000	$89,488	$6,362,438

(1)	Variances in the salary column versus annual base salary are a result of the timing of paychecks issued in a given fiscal year and, for fiscal 2015, cash paid in lieu of unused vacation.

(2)	Represents the grant date fair value of awards granted in fiscal 2016, fiscal 2015, and fiscal 2014, as calculated in accordance with FASB ASC Topic 718, by multiplying the closing price of our stock on the trading day prior to the grant date by the number of units granted. The number of restricted stock units and performance stock unit awards granted is determined by dividing the total monetary value of each award by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share.

(3)	The amounts in the stock awards column include the fair market value of performance stock unit awards assuming probable achievement of the performance goal at target levels resulting in the following fair market values for the performance stock unit awards: Ms. Alber – $4,999,980 (fiscal 2016), $4,999,929 (fiscal 2015) and $6,999,956 (fiscal 2014); Ms. Whalen – $599,964 (fiscal 2016), $539,931 (fiscal 2015) and $359,965 (fiscal 2014); Ms. Stangl – $1,109,963 (fiscal 2016), $1,109,931 (fiscal 2015) and $739,953 (fiscal 2014); Ms. Hayes – $899,945 (fiscal 2016), $779,943 (fiscal 2015) and $499,997 (fiscal 2014); and Mr. Brett – $1,109,963 (fiscal 2016) and $749,951 (fiscal 2015). Assuming maximum achievement of the performance goal, the fair market value of those performance stock units would be: Ms. Alber – $9,999,960 (fiscal 2016), $9,999,858 (fiscal 2015) and $13,999,912 (fiscal 2014); Ms. Whalen – $1,199,927 (fiscal 2016), $1,079,862 (fiscal 2015) and $719,930 (fiscal 2014); Ms. Stangl – $2,219,926 (fiscal 2016), $2,219,862 (fiscal 2015) and $1,479,906 (fiscal 2014); Ms. Hayes – $1,799,891 (fiscal 2016), $1,559,886 (fiscal 2015) and $999,994 (fiscal 2014); and Mr. Brett – $2,219,926 (fiscal 2016) and $1,499,902 (fiscal 2015).

(4)	Represents amounts earned under the Company’s 2001 Incentive Bonus Plan for fiscal 2016, fiscal 2015, and fiscal 2014.

(5)	Details are provided in the “Other Annual Compensation from Summary Compensation Table” on page 52.

(6)	Mr. Brett became a Named Executive Officer in fiscal 2015.

Other Annual Compensation from Summary Compensation Table

This table sets forth the compensation and benefits included under “All Other Compensation” in the Summary Compensation Table above.

	Fiscal Year	Life Insurance Premiums(1)	Matching Contribution to the 401(k) Plan(2)	Car Allowance	Executive Financial Services	Dividend Equivalent Payments(3)	Total
Laura J. Alber	2016	$3,510	$7,923	$6,000	$ 5,986	—	$23,419
	2015	$3,510	$6,481	$6,000	$ 6,400	—	$22,391
	2014	$3,510	$7,500	$6,000	$ 2,650	—	$19,660

Julie P. Whalen	2016	$2,610	$7,788	$6,000	$12,000	—	$28,398
	2015	$2,301	$7,096	$6,000	$12,000	$6,351	$33,748
	2014	$1,519	$7,942	$6,000	$12,000	$40,634	$68,095

Sandra N. Stangl	2016	$3,510	$7,731	$6,000	$12,000	—	$29,241
	2015	$3,510	$6,462	$6,000	$12,000	—	$27,972
	2014	$3,510	$7,942	$6,000	$12,000	$85,750	$115,202

Janet M. Hayes	2016	$3,240	$7,755	$6,000	$12,000	$84,884	$113,879
	2015	$3,215	$6,808	$6,000	$ 9,092	$33,026	$58,141
	2014	$2,938	$8,065	$6,000	$ 2,908	$208,678	$228,589

James W. Brett	2016	$3,510	$8,335	—	$12,000	$152,170	$176,015
	2015	$3,398	$5,952	—	$12,000	$68,138	$89,488

(1)	Premiums paid by us for term life insurance in excess of $50,000 for each fiscal year.

(2)	Represents company matching contributions under our 401(k) plan. Similar to our other full-time employees, Named Executive Officers were eligible to participate in our 401(k) plan and received matching contributions from the company of up to $7,950 during calendar 2016. Matching amounts above this maximum are due to differences between calendar and fiscal year contributions.

(3)	Amounts only include any dividend equivalent payments for any outstanding equity award not disclosed at the time of grant in the executive compensation tables of a prior proxy statement. Excludes the following dividend equivalent payments, which were previously factored into the grant date fair value for such disclosed equity award: Ms. Alber – $573,509 (fiscal 2016), $251,064 (fiscal 2015) and $1,181,901 (fiscal 2014); Ms. Whalen – $180,601 (fiscal 2016), $26,017 (fiscal 2015) and $59,956 (fiscal 2014); Ms. Stangl – $199,576 (fiscal 2016), $87,833 (fiscal 2015) and $66,205 (fiscal 2014); Ms. Hayes – $63,486 (fiscal 2016), $35,111 (fiscal 2015) and $13,252 (fiscal 2014) and Mr. Brett – $12,579 (fiscal 2016).

Grants of Plan-Based Awards

This table sets forth certain information regarding all grants of plan-based awards made to the Named Executive Officers during fiscal 2016.

	Grant Date	Compensation Committee Approval Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(3)
				Threshold ($)	Target ($)(1)(2)	Maximum ($)(2)	Threshold (#)	Target (#)	Maximum (#)
Laura J. Alber	—	—		—	$2,100,000	$10,000,000	—	—	—	—	—
	4/18/2016	3/23/2016	(4)	—	—	—	—	—	—	82,088	$4,999,980
	4/18/2016	3/23/2016	(5)	—	—	—	41,044	82,088	164,176	—	$4,999,980

Julie P. Whalen	—	—		—	$750,000	$10,000,000	—	—	—	—	—
	4/18/2016	3/23/2016	(4)	—	—	—	—	—	—	22,984	$1,399,955
	4/18/2016	3/23/2016	(5)	—	—	—	4,925	9,850	19,700	—	$599,964

Sandra N. Stangl	—	—		—	$1,100,000	$10,000,000	—	—	—	—	—
	4/18/2016	3/23/2016	(4)	—	—	—	—	—	—	42,521	$2,589,954
	4/18/2016	3/23/2016	(5)	—	—	—	9,111	18,223	36,446	—	$1,109,963

Janet M. Hayes	—	—		—	$925,000	$10,000,000	—	—	—	—	—
	4/18/2016	3/23/2016	(4)	—	—	—	—	—	—	34,477	$2,099,994
	4/18/2016	3/23/2016	(5)	—	—	—	7,387	14,775	29,550	—	$899,945

James W. Brett	—	—		—	$1,000,000	$10,000,000	—	—	—	—	—
	4/18/2016	3/23/2016	(4)	—	—	—	—	—	—	42,521	$2,589,954
	4/18/2016	3/23/2016	(5)	—	—	—	9,111	18,223	36,446	—	$1,109,963

(1)	Target potential payment for each eligible executive pursuant to our established incentive targets.

(2)	To ensure deductibility under our stockholder-approved 2001 Incentive Bonus Plan (intended to qualify as performance-based compensation under Internal Revenue Code Section 162(m)), the Compensation Committee specified a primary performance goal. For fiscal 2016, the Compensation Committee established the primary performance goal for the 2001 Incentive Bonus Plan as positive net cash provided by operating activities as provided on the company’s consolidated statements of cash flows. The Compensation Committee also set a secondary performance goal to guide its use of discretion in determining whether to reduce bonus amounts from the maximum shown in the table above; the Compensation Committee typically expects to pay bonuses at target levels if the secondary performance goal is met at target. For fiscal 2016, the Compensation Committee set the secondary performance goal as an earnings per share target of $3.55 (excluding extraordinary non-recurring charges, and including any amounts payable to covered employees under the 2001 Incentive Bonus Plan). As further described in the Compensation Discussion and Analysis beginning on page 36, the 2001 Incentive Bonus Plan’s primary performance goal was achieved and the secondary performance goal was achieved between threshold and target levels, and the Compensation Committee elected to apply its discretion in determining to reduce the actual amount to be paid to the Named Executive Officers under the 2001 Incentive Bonus Plan below the maximum potential payment shown in the table above.

(3)	Represents the grant date fair value of restricted stock unit and performance stock unit awards granted in fiscal 2016, as calculated in accordance with FASB ASC Topic 718, by multiplying the closing price of our stock on the trading day prior to the grant date by the number of units granted. The number of restricted stock unit and performance stock units granted is determined by dividing the total monetary value of each award by the closing price of our common stock on the trading day prior to the grant date, rounding down to the nearest whole share.

(4)	Grants of restricted stock units. See the section entitled “Components of our Compensation Program, 2016 Decisions and the Decision Making Process—Long-Term Incentives” in the Compensation Discussion and Analysis beginning on page 47 and the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table for more information regarding these grants.

(5)	Grants of performance stock units. See the section entitled “Components of our Compensation Program, 2016 Decisions and the Decision Making Process—Long-Term Incentives” in the Compensation Discussion and Analysis beginning on page 47 and the footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table for more information regarding these grants. The number of performance stock units granted appears in the “Target” column.

Outstanding Equity Awards at Fiscal Year-End

The following tables set forth information regarding equity awards held by our Named Executive Officers on January 29, 2017.

Option Awards(1)
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Laura J. Alber	—	—	—	—	—

Julie P. Whalen	8,465	—	—	$40.87	4/5/2018

Sandra N. Stangl	—	—	—	—	—

Janet M. Hayes	—	—	—	—	—

James W. Brett	—	—	—	—	—

(1)	Includes grants of options and stock-settled stock appreciation rights.

	Stock Awards
	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1)
Laura J. Alber	82,088	(2)	$3,899,180	—	—
	—		—	82,088(3)	$3,899,180
	49,013	(4)	$2,328,118	—	—
	—		—	65,350(5)	$3,104,125
	23,973	(6)	$1,138,718	—	—
	0	(7)	$0	0(7)	$0
	32,827	(8)	$1,559,283	—	—
Julie P. Whalen	22,984	(2)	$1,091,740	—	—
	—		—	9,850(3)	$467,875
	12,351	(4)	$586,673	—	—
	—		—	7,057(5)	$335,208
	11,507	(6)	$546,583	—	—
	0	(7)	$0	0(7)	$0
	6,331	(8)	$300,723	—	—
Sandra N. Stangl	42,521	(2)	$2,019,748	—	—
	—		—	18,223(3)	$865,593
	25,389	(4)	$1,205,978	—	—
	—		—	14,507(5)	$689,083
	23,654	(6)	$1,123,565	—	—
	0	(7)	$0	0(7)	$0
	11,724	(8)	$556,890	—	—
Janet M. Hayes	34,477	(2)	$1,637,658	—	—
	—		—	14,775(3)	$701,813
	17,841	(4)	$847,448	—	—
	—		—	10,194(5)	$484,215
	15,982	(6)	$759,145	—	—
	0	(7)	$0	0(7)	$0
	8,441	(8)	$400,948	—	—
James W. Brett	42,521	(2)	$2,019,748	—	—
	—		—	18,223(3)	$865,593
	9,803	(4)	$465,643	—	—
	17,154	(4)	$814,815	—	—
	—		—	9,802(5)	$465,595
	15,982	(6)	$759,145	—	—
	0	(7)	$0	0(7)	$0
	8,441	(8)	$400,948	—	—

(1)	Based on a stock price of $47.50, the closing price of our common stock on January 27, 2017, the last business day of fiscal 2016.

(2)	Represents restricted stock units granted on April 18, 2016. The restricted stock units vest as follows: (i) 25% of the units vest on April 18, 2017; (ii) 25% of the units vest on April 18, 2018; (iii) 25% of the units vest on April 18, 2019; and (iv) 25% of the units vest on April 18, 2020, each subject to continued service and a performance criterion of positive net cash flow provided by operating activities (excluding any non-recurring charges) for fiscal 2016 as provided on the company’s consolidated statements of cash flows, which has been met. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

(3)

Represents performance stock units granted on April 18, 2016. The performance stock units vest on April 18, 2019, subject to continued service and achievement of performance criterion. The shares above reflect a target payout of 100%. This award has a potential payout of 200% if the maximum performance criterion is achieved and 50% if the threshold performance criterion is achieved.

(4)	Represents restricted stock units granted on April 20, 2015. The restricted stock units vest as follows: (i) 25% of the units vested on April 20, 2016; (ii) 25% of the units vest on April 20, 2017; (iii) 25% of the units vest on April 20, 2018; and (iv) 25% of the units vest on April 20, 2019, each subject to continued service and a performance criterion of positive net cash flow provided by operating activities (excluding any non-recurring charges) for fiscal 2015 as provided on the company’s consolidated statements of cash flows, which has been met. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

(5)	Represents performance stock units granted on April 20, 2015. The performance stock units vest on April 20, 2018, subject to continued service and achievement of performance criterion. The shares above reflect a target payout of 100%. This award has a potential payout of 200% if the maximum performance criterion is achieved and 50% if the threshold performance criterion is achieved.

(6)	Represents restricted stock units granted on April 22, 2014. The restricted stock units vest as follows: (i) 25% of the units vested on April 22, 2015; (ii) 25% of the units vested on April 22, 2016; (iii) 25% of the units vest on April 22, 2017; and (iv) 25% of the units vest on April 22, 2018, each subject to continued service and a performance criterion of positive net cash flow provided by operating activities (excluding any non-recurring charges) for fiscal 2014 as provided on the company’s consolidated statements of cash flows, which has been met. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

(7)	Represents performance stock units granted on April 22, 2014. The performance stock units were scheduled to vest on April 22, 2017, subject to continued service and achievement of performance criterion; however, the threshold performance criterion was not achieved and zero units vested.

(8)	Represents restricted stock units granted on April 26, 2013. The restricted stock units vest as follows: (i) 25% of the units vested on April 26, 2014; (ii) 25% of the units vested on April 26, 2015; (iii) 25% of the units vested on April 26, 2016; and (iv) 25% of the units vest on April 26, 2017, each subject to continued service and a performance criterion of positive net cash flow provided by operating activities (excluding any non-recurring charges) for fiscal 2013 as provided on the company’s consolidated statements of cash flows, which has been met. In addition, upon vesting, the executive receives a cash payment equal to dividends declared between the grant date and the vesting date.

Option Exercises and Stock Vested

The following table sets forth information regarding exercises and vesting of equity awards held by our Named Executive Officers during fiscal 2016.

	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Laura J. Alber	—	—	141,324	$8,489,075
Julie P. Whalen	—	—	42,587	$2,416,252
Sandra N. Stangl	—	—	54,561	$3,260,939
Janet M. Hayes	22,004	$194,295	39,916	$2,387,715
James W. Brett	—	—	45,460	$2,721,692

(1)	The value realized upon exercise is calculated as the difference between the closing price of our stock on the day prior to the exercise date and the applicable exercise price of the option awards multiplied by the number of shares exercised.

(2)	The value realized upon vesting is calculated as the closing price of our stock on the day prior to the vesting date multiplied by the number of units vested.

Pension Benefits

None of our Named Executive Officers received any pension benefits during fiscal 2016.

Nonqualified Deferred Compensation

None of our Named Executive Officers contributed to or received earnings from a company nonqualified deferred compensation plan during fiscal 2016.

Employment Contracts and Termination of Employment and Change-of-Control Arrangements

We entered into an amended and restated management retention agreement with Ms. Alber on September 6, 2012. The management retention agreement restates substantially all of the material terms of the prior agreement, with the exception of extending the term of the agreement through September 7, 2033. All other terms are substantially the same as the EVP Retention Plan, as defined below.

Effective November 16, 2015, we amended the 2012 EVP Level Management Retention Plan (Amended and Restated Effective November 16, 2015), or the EVP Retention Plan. The EVP Retention Plan restates substantially all of the material terms of the prior 2012 EVP Level Management Retention Plan. Each of Ms. Whalen, Mr. Brett, Ms. Hayes and Ms. Stangl are subject to the EVP Retention Plan. The EVP Retention Plan provides that the executives automatically become participants in the plan upon the effective date of the EVP Retention Plan. The EVP Retention Plan will remain in effect through November 15, 2018, unless earlier terminated by the company in accordance with the plan.

If within 18 months following a change of control, an executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” then (i) 100% of such executive’s outstanding equity awards, including full value awards, with performance-based vesting where the payout is a set number or zero depending on whether the performance metric is obtained, will immediately become fully vested, except that if a full value award has performance-based vesting and the performance period has not been completed and the number of shares that can be earned is variable based on the performance level, a pro-rata portion of such executive’s outstanding equity awards will immediately become fully vested at the target performance level, and (ii) in lieu of continued employment benefits (other than as required by law), such executive will be entitled to receive payments of $3,000 per month for 12 months.

In addition, if, within 18 months following a change of control, the executive’s employment is terminated by us without “cause,” or by the executive for “good reason,” such executive will be entitled to receive (i) severance equal to 200% of such executive’s base salary as in effect immediately prior to the change of control or such executive’s termination, whichever is greater, with such severance to be paid over 24 months, and (ii) 200% of the average annual bonus received by such executive in the last 36 months prior to the termination, with such severance to be paid over 24 months.

Each executive’s receipt of the severance benefits discussed above is contingent on such executive signing and not revoking a release of claims against us, such executive’s continued compliance with our Code of Business Conduct and Ethics (including its provisions relating to confidential information and non-solicitation), such executive not accepting employment with one of our competitors, and such executive’s continued non-disparagement of us. In the event that the severance payments and other benefits payable to an executive under a retention agreement constitute a “parachute payment” under Section 280G of the U.S. tax code and would be subject to the applicable excise tax, then the executive’s severance payments and other benefits will be either (i) delivered in full or (ii) delivered to a lesser extent such that no portion of the benefits are subject to the excise tax, whichever results in the receipt by such executive on an after-tax basis of the greatest amount of benefits (such provision, a “better after-tax” provision).

For purposes of the EVP Retention Plan, “cause” means: (i) an act of dishonesty made by the executive in connection with his or her responsibilities as an employee; (ii) the executive’s conviction of, or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude; (iii) the executive’s gross misconduct; (iv) the executive’s unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom the executive owes an obligation of nondisclosure as a result of the executive’s relationship with the company; (v) the executive’s willful breach of any obligations under any written agreement or covenant with the company or breach of the company’s Code of Business Conduct and Ethics; or (vi) the executive’s continued failure to perform his or her employment duties after he or she has received a written demand of performance which specifically sets forth the factual basis for the belief that the executive has not substantially performed his or her duties and has failed to cure such non-performance within 30 days after receiving such notice.

For purposes of the EVP Retention Plan, “change of control” means the occurrence of any of the following events: (i) a change in the ownership of the company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the company; provided, however, that for purposes of this subsection (i), the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the company will not be considered a change of control; or (ii) a change in the effective control of the company which occurs on the date that a majority of members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election; provided, however, that for purposes of this subsection (ii), if any Person is considered to effectively control the company, the acquisition of additional control of the company by the same Person will not be considered a change of control; or (iii) a change in the ownership of a substantial portion of the company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the company’s assets: (A) a transfer to an entity that is controlled by the company’s stockholders immediately after the transfer, or (B) a transfer of assets by the company to: (1) a stockholder of the company (immediately before the asset transfer) in exchange for or with respect to the company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the company, (3) a Person that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person. For purposes of this subsection (iii), gross fair market value means the value of the assets of the company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the company. Notwithstanding the foregoing, a transaction shall not be deemed a change of control unless the transaction qualifies as a change in the ownership of the company, change in the effective control of the company or a change in the ownership of a substantial portion of the company’s assets, each within the meaning of Section 409A.

For purposes of the EVP Retention Plan, “good reason” means, without the executive’s consent, (i) a material reduction in his or her annual base salary (except pursuant to a reduction generally applicable to senior executives of the company), (ii) a material diminution of his or her authority, duties or responsibilities, (iii) the executive ceasing to report directly to a specified individual or the Board of the company or the entity holding all or substantially all of the company’s assets following a change of control, or (iv) relocation of the executive to a location more than 50 miles from the company’s San Francisco, California main office location. In addition, upon any such voluntary termination for good reason, the executive must provide written notice to the company of the existence of one or more of the above conditions within 90 days of its initial existence, and the company must be provided with at least 30 days from the receipt of the notice to remedy the condition.

Acceleration of PSUs

PSUs were granted to our Named Executive Officers in each of fiscal 2016, fiscal 2015 and fiscal 2014. The PSUs vest on a pro-rata basis subject to achievement of the applicable performance goals in the event of a Named Executive Officer’s death, “disability,” or “retirement.” The PSUs also provide that upon a “change in control,” the performance goals shall be deemed satisfied at target and, for purposes of any severance vesting provisions, the PSUs will generally be treated in the same manner as a time-based restricted stock unit award covering the number of shares based on such deemed target performance.

For purposes of the PSUs, “disability” means the occurrence of any of the following events: (i) the executive being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to last for a continuous period of not less than 12 months; (ii) the executive is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under the company’s accident and health plan covering the company’s employees; or (iii) the executive has been determined to be totally disabled by the Social Security Administration.

For purposes of the PSUs, “retirement” means the executive’s termination of employment for a reason other than “cause,” “disability,” or death subsequent to the executive having attained age 70 and having been employed by the company for at least 15 years. Currently, none of the Named Executive Officers satisfy the requirements for “retirement.”

For purposes of the PSUs, “cause” means: (i) embezzlement, theft or misappropriation by the executive of any property of any of the company; (ii) the executive’s breach of any fiduciary duty to the company; (iii) the executive’s failure or refusal to comply with laws or regulations applicable to the company and their businesses or the policies of the company governing the conduct of its employees or directors; (iv) the executive’s gross incompetence in the performance of their job duties; (v) the executive’s commission of a felony or of any crime involving moral turpitude, fraud or misrepresentation; (vi) the executive’s failure to perform duties consistent with a commercially reasonable standard of care; (vii) the executive’s failure or refusal to perform job duties or to perform specific directives of the executive’s supervisor or designee, or the senior officers or the Board; or (viii) any gross negligence or willful misconduct by the executive resulting in loss to the company or damage to the reputation of the company.

For purposes of the PSUs, “change in control” generally has the same meaning of “change in control” under the EVP Retention Plan or in the Named Executive Officer’s employment agreement, as applicable.

Laura J. Alber

We entered into an amended and restated employment agreement with Laura J. Alber, effective as of September 6, 2012, which amended and restated the prior agreement entered into with Ms. Alber, effective May 26, 2010. The employment agreement restates substantially all of the material terms of the prior agreement, with the exception of extending the term of the agreement through September 7, 2033 and referencing Ms. Alber’s then current base salary of $1,300,000. If we terminate Ms. Alber’s employment without “cause,” if she terminates her employment with us for “good reason,” or if her employment is terminated due to her death or “disability,” she will be entitled to receive (i) severance equal to 24 months of her base salary to be paid over 24 months, (ii) a lump sum payment equal to 200% of the average annual bonus received by her in the last 36 months prior to the termination, (iii) in lieu of continued employment benefits (other than as required by law), payments of $3,000 per month for 18 months, and (iv) accelerated vesting of her then-outstanding equity awards that vest solely based upon Ms. Alber’s continued service by up to an additional 18 months’ of vesting credit, and if the awards were subject to cliff-vesting of more than one year, the cliff-vesting provision will be lifted and vesting credit given as if the award had been subject to monthly vesting, and equity awards subject to performance-based vesting will remain outstanding through the date upon which the achievement of the applicable performance milestones are certified with such awards paid out, subject to the attainment of the applicable performance milestones, to the same extent and at the same time as if Ms. Alber had remained employed through the 18-month anniversary of her termination date. Ms. Alber’s receipt of the severance benefits discussed above is contingent on her signing and not revoking a release of claims against us, her continued compliance with our Code of Business Conduct and Ethics (including its provisions relating to confidential information and non-solicitation), her not accepting employment with one of our competitors, and her continued non-disparagement of us.

For purposes of the employment agreement with Ms. Alber, “cause” is defined as (i) an act of dishonesty made by her in connection with her responsibilities as an employee, (ii) Ms. Alber’s conviction of or plea of nolo contendere to, a felony or any crime involving fraud, embezzlement or any other act of moral turpitude, (iii) Ms. Alber’s gross misconduct, (iv) Ms. Alber’s unauthorized use or disclosure of any proprietary information or trade secrets of the company or any other party to whom she owes an obligation of nondisclosure as a result of her relationship with the company, (v) Ms. Alber’s willful breach of any obligations under any written agreement or covenant with the company or breach of the company’s Code of Business Conduct and Ethics, or (vi) Ms. Alber’s continued failure to perform her employment duties after she has received a written demand of performance from the Board which specifically sets forth the factual basis for the Board’s belief that she has not substantially performed her duties and has failed to cure such non-performance to the company’s satisfaction within 30 days after receiving such notice.

For purposes of the employment agreement with Ms. Alber, “disability” means Ms. Alber (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering company employees.

For purposes of the employment agreement with Ms. Alber, “good reason” is defined as, without Ms. Alber’s consent, (i) a reduction in her base salary (except pursuant to a reduction generally applicable to senior executives of the company), (ii) a material diminution of her authority or responsibilities, (iii) a reduction of Ms. Alber’s title, (iv) Ms. Alber ceasing to report directly to the Board of Directors, or (v) the Board of Directors failing to re-nominate Ms. Alber for Board membership when her Board term expires while she is employed by the company. In addition, upon any such voluntary termination for good reason, Ms. Alber must provide written notice to the company of the existence of one or more of the above conditions within 90 days of its initial existence and the company must be provided with at least 30 days to remedy the condition.

The following table describes the payments and/or benefits which would have been owed by us to Ms. Alber as of January 29, 2017 if her employment had been terminated in various situations, without taking into account the “better after-tax” provision or applicable taxes.

Compensation and Benefits	For Good Reason	Involuntary Without Cause	Change-of- Control	Death/Disability
Base Salary(1)	$2,800,000	$2,800,000	$2,800,000	$2,800,000(2)
Bonus Payment(3)	$6,233,333	$6,233,333	$6,233,333	$6,233,333(2)
Equity Awards(4)(5)	$14,138,043(6)	$14,138,043(6)	$21,242,618(7)	$14,138,043(6)
Health Care Benefits(8)	$54,000	$54,000	$36,000	$54,000

(1)	Represents 200%, or 24 months, of Ms. Alber’s base salary as of January 29, 2017.

(2)	Will be reduced by the amount of any payments Ms. Alber receives through company-paid insurance policies.

(3)	Represents 200% of the average annual bonus received by Ms. Alber in the 36-month period prior to January 29, 2017.

(4)	Value is based on a stock price of $47.50, the closing price of our common stock on January 27, 2017, the last business day of fiscal 2016.

(5)	For illustrative purposes only, performance stock units are estimated at target.

(6)	Represents the sum of (i) $8,109,533 for acceleration of vesting of 170,727 restricted stock units and (ii) $6,028,510 for acceleration of vesting of 126,916 performance stock units. Excludes performance stock units granted in 2014 for which the threshold performance criterion was not achieved.

(7)	Represents the sum of (i) $8,925,298 for acceleration of vesting of 187,901 restricted stock units and (ii) $12,317,320 for acceleration of vesting of 259,312 performance stock units.

(8)	Based on a monthly payment of $3,000 to be paid by the company for 18 months or 12 months, as applicable, in lieu of continued employment benefits.

All Other Named Executive Officers

Except as described above in connection with a termination following a change of control of the company, the other Named Executive Officers are generally not entitled to severance benefits in connection with their termination for good reason or involuntary termination. The following table describes the payments and/or benefits which would have been owed by us to the Named Executive Officers as of January 29, 2017 under the EVP Retention Plan if within 18 months following a change of control of the company, the executive’s employment was terminated by us without cause, or by the executive for good reason, without taking into account the “better after-tax” provision or applicable taxes.

Potential Double-Trigger Change in Control Benefits
Name	Base Salary(1)	Bonus Payment(2)	Equity Awards(3)	Health Care Benefits(4)
Julie P. Whalen	$1,500,000	$1,533,333	$3,602,068(5)	$36,000
Sandra N. Stangl	$2,200,000	$2,933,333	$7,022,590(6)	$36,000
Janet M. Hayes	$1,850,000	$2,066,667	$5,210,798(7)	$36,000
James W. Brett.	$2,000,000	$3,366,667	$6,171,058(8)	$36,000

(1)	Represents 200% of each Named Executive Officer’s base salary as of January 29, 2017.

(2)	Represents 200% of the average annual bonus received by each Named Executive Officer in the 36-month period prior to January 29, 2017.

(3)	Value is based on a stock price of $47.50, the closing price of our common stock on January 27, 2017, the last business day of fiscal 2016.

(4)	Based on a monthly payment of $3,000 to be paid by the company for 12 months in lieu of continued employment benefits.

(5)	Represents the sum of (i) $2,525,718 for acceleration of vesting of 53,173 restricted stock units and (ii) $1,076,350 for acceleration of vesting of 22,660 performance stock units.

(6)	Represents the sum of (i) $4,906,180 for acceleration of vesting of 103,288 restricted stock units and (ii) $2,116,410 for acceleration of vesting of 44,556 performance stock units.

(7)	Represents the sum of (i) $3,645,198 for acceleration of vesting of 76,741 restricted stock units and (ii) $1,565,600 for acceleration of vesting of 32,960 performance stock units.

(8)	Represents the sum of (i) $4,460,298 for acceleration of vesting of 93,901 restricted stock units and (ii) $1,710,760 for acceleration of vesting of 36,016 performance stock units.

Other Acceleration Provisions Under Equity Award Agreements and 2001 LTIP

Pursuant to our equity award agreements, our Named Executive Officers are eligible for pro-rata accelerated vesting of their equity awards in the event of death, disability or retirement, subject to the achievement of performance goals in the case of performance stock units. In addition, our 2001 Long-Term Incentive Plan provides that, in the event of a merger or sale of all or substantially all of the assets of the company, a liquidation or dissolution of the company or a corporate reorganization of the company, equity awards held by all plan participants (including our Named Executive Officers) will vest in full immediately prior to such transaction to the extent they are terminated at the time of such transaction without provision to the holder of an equivalent substitute award. The following table describes the benefits which would have been paid to our Named Executive Officers under these provisions had they been fully triggered on January 29, 2017. None of our Named Executive Officers were eligible to retire on January 29, 2017.

Name	Death/Disability (1)(2)	Award Termination (1)(2)
Laura J. Alber	$12,577,668(3)(4)	$21,242,618	(9)
Julie P. Whalen	$2,080,215(5)	$3,602,068	(10)
Sandra N. Stangl	$4,107,373(6)	$7,022,590	(11)
Janet M. Hayes	$2,965,615(7)	$5,210,798	(12)
James W. Brett	$3,418,480(8)	$6,171,058	(13)

(1)	Value is based on a stock price of $47.50, the closing price of our common stock on January 27, 2017, the last business day of fiscal 2016.

(2)	For illustrative purposes only, performance stock units are estimated at target.

(3)	Under her employment agreement, Ms. Alber may be entitled to greater acceleration in the event of her death or disability, as described above in the table on page 60.

(4)	Represents the sum of (i) $5,164,723 for acceleration of vesting of 108,731 restricted stock units and (ii) $7,412,945 for acceleration of vesting of 156,062 performance stock units.

(5)	Represents the sum of (i) $1,517,293 for acceleration of vesting of 31,943 restricted stock units and (ii) $562,923 for acceleration of vesting of 11,851 performance stock units.

(6)	Represents the sum of (i) $2,974,165 for acceleration of vesting of 62,614 restricted stock units and (ii) $1,133,208 for acceleration of vesting of 23,857 performance stock units.

(7)	Represents the sum of (i) $2,159,825 for acceleration of vesting of 45,470 restricted stock units and (ii) $805,790 for acceleration of vesting of 16,964 performance stock units.

(8)	Represents the sum of (i) $2,582,623 for acceleration of vesting of 54,371 restricted stock units and (ii) $835,858 for acceleration of vesting of 17,597 performance stock units.

(9)	Represents the sum of (i) 8,925,298 for acceleration of vesting of 187,901 restricted stock units and (ii) $12,317,320 for acceleration of vesting of 259,312 performance stock units.

(10)	Represents the sum of (i) $2,525,718 for acceleration of vesting of 53,173 restricted stock units and (ii) 1,076,350 for acceleration of vesting of 22,660 performance stock units.

(11)	Represents the sum of (i) $4,906,180 for acceleration of vesting of 103,288 restricted stock units and (ii) $2,116,410 for acceleration of vesting of 44,556 performance stock units.

(12)	Represents the sum of (i) $3,645,198 for acceleration of vesting of 76,741 restricted stock units and (ii) $1,565,000 for acceleration of vesting of 32,960 performance stock units.

(13)	Represents the sum of (i) $4,460,298 for acceleration of vesting of 93,901 restricted stock units and (ii) $1,710,760 for acceleration of vesting of 36,016 performance stock units.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have policies in our Code of Business Conduct and Ethics that provide that associates must not engage in any transaction when an associate may face a real or perceived conflict of interest with the company. Our Code of Business Conduct and Ethics is distributed to all employees on an annual basis and made available throughout the year in our internal document database. It is also available on our website and in print to any stockholder who requests it. In addition, we have in place policies and procedures with respect to related person transactions that provide that our executive officers, directors, director nominees and principal stockholders, as well as their immediate family members and affiliates, are not permitted to enter into a related party transaction with us unless (i) the transaction is approved or ratified by our Audit and Finance Committee or the disinterested members of our Board or (ii) the transaction involves the service of one of our executive officers or directors or any related compensation, is reportable under Item 402 of Regulation S-K and is approved by our Compensation Committee.

For the purposes of our related party transaction policy, “related party transaction” means any transaction in which the amount involved exceeds $120,000 in any calendar year and in which any of our executive officers, directors, director nominees and principal stockholders, as well as their immediate family members and affiliates, had, has or will have a direct or indirect material interest, other than transactions available to all of our employees.

It is our policy to approve related party transactions only when it has been determined that such transaction is in, or is not inconsistent with, our best interests and those of our stockholders, including situations where we may obtain products or services of a nature, quantity or quality, or on other terms, that are not readily available from alternative sources or when the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party.

Memphis-Based Distribution Facility

In August 1990, we entered into an agreement to lease a distribution facility in Memphis, Tennessee. The lessor is a general partnership comprised of the estate of W. Howard Lester, our former Chairman of the Board and Chief Executive Officer, and the estate of James A. McMahan, a former Director Emeritus and significant stockholder, and two unrelated parties. The terms of the lease automatically renewed until the bonds that financed the construction of the facility were fully repaid during the second quarter of fiscal 2015. Simultaneously, we entered into an agreement with the partnership to lease the facility through July 2017. In 2017, we exercised the first of two one-year extensions available under the lease which extended the term through July 2018. We made annual rental payments of approximately $1,599,000, including applicable taxes, insurance and maintenance expenses in fiscal 2016.

Indemnification Agreements

We have indemnification agreements with our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including coverage of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file reports regarding their ownership and changes in ownership of our stock with the SEC. Based upon (i) copies of Section 16(a) reports that we received from such persons for their fiscal 2016 transactions and (ii) information provided to us by them, we believe that all reporting requirements under Section 16(a) were met in a timely manner by the persons who were executive officers, members of the Board of Directors or greater than 10% stockholders during such fiscal year.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

This table sets forth information regarding the ownership of our common stock as of April 3, 2017 by:

•	each person known to us to own more than 5% of our outstanding common stock;

•	each director nominee;

•	the Named Executive Officers; and

•	all current executive officers and directors as a group.

Unless otherwise noted, the persons listed below have sole voting and investment power. In addition, unless otherwise noted, the address of each stockholder noted in the following table is c/o Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109. Information regarding our non-management 5% stockholders is derived from the most recently available 13G filings.

		Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Position with Company	Common Stock		Awards Exercisable or Vesting within 60 Days(1)	Total		Percent of Class(2)
BlackRock Inc. 55 East 52nd Street New York, NY 10055	—	8,798,236	(3)	—	8,798,236	(3)	10.1%
Select Equity Group, L.P. 380 Lafayette Street, 6th Floor New York, NY 10003	—	6,948,608	(4)	—	6,948,608	(4)	8.0%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	—	6,111,232	(5)	—	6,111,232	(5)	7.0%
Survivor’s Trust created under the McMahan Family Trust dtd 1/25/84 11100 Santa Monica Blvd., Suite 1700 Los Angeles, CA 90025	—	6,103,466	(6)	—	6,103,466	(6)	7.0%
Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	—	5,026,006	(7)	—	5,026,006	(7)	5.8%
Laura J. Alber	Director, Chief Executive Officer and President	317,654	(8)	81,673	399,927		*
Julie P. Whalen	Executive Vice President, Chief Financial Officer	33,464	(9)	30,412	63,876		*
James W. Brett	President, West Elm Brand	27,219	(10)	36,048	63,267		*
Janet M. Hayes	President, Williams Sonoma Brand	32,776		30,998	63,774		*
Sandra N. Stangl	Former President, Pottery Barn Brands	—		—	—		—

Adrian D.P. Bellamy	Director	43,821		6,895	50,716		*

Rose Marie Bravo	Director	9,455		6,539	15,994		*

		Amount and Nature of Beneficial Ownership
Name and Address of Beneficial Owner	Position with Company	Common Stock		Awards Exercisable or Vesting within 60 Days(1)	Total	Percent of Class(2)

Anthony A. Greener	Director	32,220		9,647	41,867		*

Grace Puma	Director Nominee	—		—	—	—

Christiania Smith Shi	Director Nominee	—		—	—	—

Sabrina Simmons	Director	2,590		2,897	5,487		*

Jerry D. Stritzke	Director	507		2,897	3,404		*

Frits D. van Paasschen	Director Nominee	—		—	—	—

All current executive officers and directors as a group (13 persons)	—	620,965	(12)	269,507	890,472	1.0%

*	Less than 1%.

(1)	Reflects exercisable stock-settled stock appreciation rights and restricted stock units vesting within 60 days of April 3, 2017 (prior to withholding of any such shares to satisfy applicable statutory withholding requirements).

(2)	Assumes exercise, settlement or vesting of awards included in footnote (1) into shares of our common stock with respect to the named individual. Based on 86,805,366 shares outstanding as of April 3, 2017.

(3)	The information above is based on information taken from the Schedule 13G of BlackRock Inc. filed with the Securities and Exchange Commission on January 11, 2017.

(4)	The information above is based on information taken from the Schedule 13G of Select Equity Group, L.P. filed with the Securities and Exchange Commission on February 13, 2017.

(5)	The information above is based on information taken from the Schedule 13G of The Vanguard Group, Inc. filed with the Securities and Exchange Commission on February 10, 2017.

(6)	The information above is based on information taken from the Schedule 13G of Survivor’s Trust created under the McMahan Family Trust dtd 1/25/84 (formerly known as McMahan Family Trust dtd 12/7/06) filed with the Securities and Exchange Commission on January 10, 2017.

(7)	The information above and in this footnote is based on information taken from the Schedule 13G filed by Capital Research Global Investors, a division of Capital Research and Management Company, with the Securities and Exchange Commission on February 13, 2017.

(8)	Includes 13,996 shares held by Ms. Alber in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 3, 2017.

(9)	Includes 984 shares held by Ms. Whalen in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 3, 2017.

(10)	Includes 2,241 shares held by Mr. Brett in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on a statement dated April 3, 2017.

(12)	Includes 17,419 shares held by the executive officers in the Williams-Sonoma, Inc. Stock Fund under our 401(k) plan, based on statements dated April 3, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information regarding securities authorized for issuance under our equity compensation plans as of January 29, 2017.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)(2)	2,636,345	$26.02	7,370,871
Equity compensation plans not approved by security holders	—	—	—

(1)	This reflects our 2001 Long-Term Incentive Plan and includes stock appreciation rights and 1,723,533 outstanding restricted stock units.

(2)	The weighted average exercise price calculation does not take into account any restricted stock units as they have no purchase price.

Incentive Award Committee

Pursuant to its charter and the 2001 Long-Term Incentive Plan, the Compensation Committee may delegate the authority to make non-executive officer grants to two or more directors, one or more officers of the Company, or otherwise in any manner permitted under applicable law. The Compensation Committee does not delegate any of its authority with respect to executive officers and non-employee directors of the company. However, the Compensation Committee appointed an Incentive Award Committee consisting of Laura J. Alber and Julie P. Whalen for fiscal 2016. The Compensation Committee also delegated to Adrian D.P. Bellamy, the Chair of the Compensation Committee, and Laura J. Alber the authority to grant equity to certain non-executive employees within a stated budget in connection with the company’s annual equity grants.

The Compensation Committee has delegated to the Incentive Award Committee the authority to grant equity awards under the company’s 2001 Long-Term Incentive Plan to non-executive officer employees with a corporate rank at or below Senior Vice President. The Chief Executive Officer believes it is important to provide our associates with long-term incentive vehicles that are directly linked to stockholder return. Granting equity-based incentives aligns the interests of our associates with those of our stockholders and reinforces the company’s pay-for-performance strategy. This delegation is reviewed by the Compensation Committee annually and includes limitations on the number of shares subject to the grants, both on an individual basis and in the aggregate. Reports of awards made by the Incentive Award Committee are included in the materials presented at the Compensation Committee’s regularly scheduled meetings.

STOCKHOLDER PROPOSALS

Stockholder proposals must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934 and be received by our Secretary at our principal executive offices no later than December 20, 2017 in order to be included in our Proxy Statement for the 2018 Annual Meeting.

In order to submit a proposal to be raised at the 2018 Annual Meeting that will not be included in our Proxy Statement for the 2018 Annual Meeting, stockholder proposals must comply with our Restated Bylaws. Under our Restated Bylaws a stockholder must give advance notice to our Secretary of any business, including nominations of directors for our Board, that the stockholder wishes to raise at our Annual Meeting. To be timely under our Restated Bylaws, the notice must be received by our Secretary not less than 90 days or more than 120 days prior to May 31, 2018, the anniversary of our 2017 Annual Meeting. Therefore, stockholder proposals must be received by our Secretary at our principal executive offices between January 31, 2018 and March 2, 2018 in order to be raised at our 2018 Annual Meeting.

Under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, if the date of the 2018 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, to be included in our Proxy Statement, stockholder proposals must be received by us within a reasonable time before our solicitation is made.

Under our Restated Bylaws, if the date of the 2018 Annual Meeting changes by more than 30 days from the anniversary of this year’s Annual Meeting, stockholder proposals to be brought before the 2018 Annual Meeting must be delivered not later than the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us.

With respect to a stockholder’s nomination of a candidate for our Board, the stockholder notice to the Secretary must contain certain information as set forth in our Restated Bylaws and described under the section “Corporate Governance—Board Committees—Nominations and Corporate Governance Committee” about both the nominee and the stockholder making the nomination. With respect to any other business that the stockholder proposes, the stockholder notice must contain a brief description of such business and the reasons for conducting such business at the meeting, as well as certain other information as set forth in our Restated Bylaws.

If we receive notice of a matter to come before the 2018 Annual Meeting that is not in accordance with the deadlines described above, we will use our discretion in determining whether or not to bring such matter before the Annual Meeting. If such matter is brought before the Annual Meeting, then our proxy card for such meeting will confer upon our proxy holders discretionary authority to vote on such matter.

Stockholder proposals should be sent to: Williams-Sonoma, Inc., Attention: Corporate Secretary, 3250 Van Ness Avenue, San Francisco, California 94109.

AVAILABILITY OF PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K

Pursuant to SEC rules, we have elected to provide access to our proxy materials by notifying you of the availability of our proxy materials on the Internet. Copies of this Proxy Statement and our Annual Report on Form 10-K, including the financial statements for fiscal 2016 as filed with the SEC, are available at our website at ir.williams-sonomainc.com/financial-reports-page and upon written request and without charge to any stockholder by writing to: Williams-Sonoma, Inc., Attention: Annual Report Administrator, 3250 Van Ness Avenue, San Francisco, California 94109.

San Francisco, California

April 19, 2017

EXHIBIT A

AMENDED AND RESTATED BYLAWS

OF

WILLIAMS-SONOMA, INC.

(Effective ~~January 27, 2016~~                 , 2017)

Page
ARTICLE I	CORPORATE OFFICES	A-5

1.1	REGISTERED OFFICE.	A-5

1.2	OTHER OFFICES.	A-5

ARTICLE II	MEETINGS OF STOCKHOLDERS	A-5

2.1	PLACE OF MEETINGS.	A-5

2.2	ANNUAL MEETING.	A-5

2.3	STOCKHOLDER NOMINATIONS INCLUDED IN THE CORPORATION’S PROXY MATERIALS.	~~5~~A-8

2.4	SPECIAL MEETING.	~~5~~A-14

~~2.4~~2.5	SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT.	~~7~~A-16

~~2.5~~2.6	NOTICE OF STOCKHOLDERS’ MEETINGS.	~~7~~A-16

~~2.6~~2.7	QUORUM.	~~8~~A-17

~~2.7~~2.8	ORGANIZATION.	~~8~~A-17

~~2.8~~2.9	CONDUCT OF BUSINESS.	~~9~~A-17

~~2.9~~2.10	VOTING.	~~9~~A-17

~~2.10~~2.11	STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.	~~9~~A-18

~~2.11~~2.12	WAIVER OF NOTICE.	~~10~~A-19

~~2.12~~2.13	RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.	~~10~~A-19

~~2.13~~2.14	PROXIES.	~~11~~A-20

ARTICLE III	DIRECTORS	~~12~~A-20

3.1	POWERS.	~~12~~A-20

3.2	NUMBER OF DIRECTORS.	~~12~~A-20

3.3	ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.	~~12~~A-20

3.4	RESIGNATION AND VACANCIES.	~~12~~A-20

3.5	PLACE OF MEETINGS; MEETINGS BY TELEPHONE.	~~13~~A-21

3.6	REGULAR MEETINGS.	~~13~~A-21

3.7	SPECIAL MEETINGS; NOTICE.	~~13~~A-21

3.8	QUORUM AND VOTING.	~~13~~A-21

3.9	BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.	~~14~~A-21

3.10	FEES AND COMPENSATION OF DIRECTORS.	~~14~~A-22

3.11	REMOVAL OF DIRECTORS.	~~14~~A-22

3.12	CHAIRMAN OF THE BOARD OF DIRECTORS.	~~14~~A-22

3.13	EMERGENCY BYLAWS.	~~14~~A-22

ARTICLE IV	COMMITTEES	~~15~~A-22

4.1	COMMITTEES OF DIRECTORS.	~~15~~A-22

4.2	COMMITTEE MINUTES.	~~15~~A-22

4.3	MEETINGS AND ACTION OF COMMITTEES.	~~15~~A-23

Page

ARTICLE V	OFFICERS	~~15~~A-23

5.1	OFFICERS.	~~15~~A-23

5.2	APPOINTMENT OF OFFICERS.	~~16~~A-23

5.3	SUBORDINATE OFFICERS.	~~16~~A-23

5.4	REMOVAL AND RESIGNATION OF OFFICERS.	~~16~~A-23

5.5	VACANCIES IN OFFICES.	~~16~~A-24

5.6	CHAIRMAN OF THE BOARD.	~~16~~A-24

5.7	CHIEF EXECUTIVE OFFICER.	~~17~~A-24

5.8	PRESIDENT.	~~17~~A-24

5.9	VICE PRESIDENT.	~~17~~A-24

5.10	SECRETARY.	~~17~~A-24

5.11	CHIEF FINANCIAL OFFICER.	~~18~~A-25

5.12	TREASURER.	~~18~~A-25

5.13	REPRESENTATION OF SHARES OF OTHER CORPORATIONS.	~~18~~A-25

ARTICLE VI	INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS	~~18~~A-25

6.1	RIGHT TO INDEMNIFICATION.	~~18~~A-25

6.2	POWER TO ADVANCE EXPENSES.	~~19~~A-26

6.3	RIGHT OF INDEMNITEE TO BRING SUIT.	~~19~~A-26

6.4	NON-EXCLUSIVITY OF RIGHTS.	~~19~~A-26

6.5	INSURANCE.	~~20~~A-26

6.6	INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.	~~20~~A-26

6.7	NATURE OF RIGHTS.	~~20~~A-26

ARTICLE VII	RECORDS AND REPORTS	~~20~~A-27

7.1	MAINTENANCE OF RECORDS; STOCKLIST.	~~20~~A-27

ARTICLE VIII	GENERAL MATTERS	~~21~~A-27

8.1	CHECKS.	~~21~~A-27

8.2	EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.	~~21~~A-27

8.3	STOCK CERTIFICATES.	~~21~~A-28

8.4	LOST, STOLEN OR DESTROYED CERTIFICATES.	~~22~~A-28

8.5	CONSTRUCTION; DEFINITIONS.	~~22~~A-28

8.6	DIVIDENDS.	~~22~~A-28

8.7	FISCAL YEAR.	~~22~~A-28

8.8	SEAL.	~~23~~A-29

8.9	TRANSFER OF STOCK.	~~23~~A-29

8.10	REGISTERED STOCKHOLDERS.	~~23~~A-29

8.11	TIME PERIODS.	~~23~~A-29

Page

ARTICLE IX	NOTICE BY ELECTRONIC TRANSMISSION	~~23~~A-29

9.1	NOTICE BY ELECTRONIC TRANSMISSION.	~~23~~A-29

ARTICLE X	AMENDMENTS	~~24~~A-29

10.1	POWER OF STOCKHOLDERS.	~~24~~A-29

10.2	POWER OF DIRECTORS.	~~24~~A-29

AMENDED AND RESTATED BYLAWS

OF

WILLIAMS-SONOMA, INC.

ARTICLE I

CORPORATE OFFICES

1.1 REGISTERED OFFICE.

The registered office of the Corporation shall be fixed in the Corporation’s Certificate of Incorporation, as the same may be amended from time to time.

1.2 OTHER OFFICES.

The Board of Directors may at any time establish other offices, and keep the books and records of the Corporation, except as may otherwise be required by law, at any place or places where the Corporation is qualified to do business.

ARTICLE II

MEETINGS OF STOCKHOLDERS

2.1 PLACE OF MEETINGS.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, or solely at any place, but may be held by means of remote communication as authorized by the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the Corporation.

2.2 ANNUAL MEETING.

(a) The annual meeting of stockholders shall be held each year on a date and at a time designated by resolution of the Board of Directors. The meeting shall be for the election of directors and for the transaction of such business as may properly come before the meeting.

(b) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only ~~(A) pursuant~~:

(A) Pursuant to the Corporation’s proxy materials with respect to such meeting (or any supplement thereto)~~, (B) by~~;

(B) By or at the direction of the Board of Directors ~~or (C) by~~;

(C) By any stockholder of record (the “Record Stockholder”) of the Corporation who is a stockholder of record at the time of giving such notice, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section~~.~~; or

(D) Pursuant to complying with all the terms and conditions of Section 2.3.

For the avoidance of doubt, the foregoing ~~clause~~clauses (C) and (D) shall be the exclusive means for a stockholder to make nominations or to propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(c) For nominations or other business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (C) of the foregoing paragraph, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation, such business must be a proper subject for stockholder action, and the Record Stockholder and the beneficial owner, if any, on whose behalf any such proposal or nomination is made, must have acted in accordance with the representations set forth in the Solicitation Statement (as defined below) required by these Bylaws. To be timely, a Record Stockholder’s notice shall be received by the secretary at the principal executive offices of the Corporation not less than ninety (90) nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that, subject to the last sentence of this Section 2.2(c), in the event that the annual meeting is convened more than thirty (30) days before or after such anniversary date, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the date on which public announcement (as defined below) of the date of such meeting is first made by the Corporation. In no event shall an adjournment, or postponement of an annual meeting for which notice has been given, commence a new time period (or extend any time period) for the giving of a Record Stockholder’s notice as described above.

(d) Such Record Stockholder’s notice shall set forth:

(A) as to each person whom the Record Stockholder proposes to nominate for election or re-election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in a contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships between or among such Record Stockholder and beneficial owner, if any, and their respective affiliates and associates or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including without limitation all information that would be required to be disclosed pursuant to Item 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such ~~rule~~Item and the nominee were a director or executive officer of such registrant; and (4) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement as required by Section 2.4;

(B) as to any business that the Record Stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any interest in such business of the Record Stockholder and the beneficial owner, if any, on whose behalf the proposal is made and (2) a description of all agreements, arrangements, and understandings between such Record Stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such Record Stockholder;

(C) as to the Record Stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made or the business is proposed (each, a “party”):

(1) the name and address of each such party;

(2) (A) the class, series and number of shares of capital stock of the Corporation which are owned, directly or indirectly, beneficially and of record by each such party, (B) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by each such party, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which) either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any short interest in any security of the Corporation held by each such party (for purposes of this Section 2.2, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which either party is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (G) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of each such party’s immediate family sharing the same household (which information set forth in this paragraph shall be supplemented by such stockholder or such beneficial owner, as the case may be, not later than ten (10) days after the record date for determining the stockholders entitled to notice of the meeting and/or to vote at the meeting to disclose such ownership as of such record date);

(3) any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act; and

(4) a statement whether or not each such party will deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of voting power of all of the shares of capital stock of the Corporation required under applicable law to carry the proposal or, in the case of a nomination or nominations, at least the percentage of voting power of all of the shares of capital stock of the Corporation reasonably believed by the Record Stockholder or beneficial holder, as the case may be, to be sufficient to elect the nominee or nominees proposed to be nominated by the Record Stockholder (such statement, a “Solicitation Statement”).

(e) The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation, including information relevant to a determination whether such proposed nominee can be considered an independent director.

(f) Notwithstanding anything in the second sentence of Section 2.2(c) of this Bylaw to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased

Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Bylaw shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(g) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw and Section 2.3 below shall be eligible to serve as directors and only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.

(h) For purposes of this Article, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission (“SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(i) Notwithstanding the foregoing provisions of this Section 2.2, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.2. Nothing in this Section 2.2 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

2.3 STOCKHOLDER NOMINATIONS INCLUDED IN THE CORPORATION’S PROXY MATERIALS.

(a) Inclusion of Nominee in Proxy Statement: Subject to the provisions and conditions of this Section 2.3, if expressly requested in the relevant Nomination Notice (as defined below), the Corporation shall include in its proxy statement for any annual meeting of stockholders:

(A) The name of any person nominated for election (the “Nominee”) by any Eligible Holder (as defined below) or group of up to twenty (20) Eligible Holders (the Eligible Holder or group of up to twenty (20) Eligible Holders are the “Nominating Stockholder”) that has satisfied—either individually or, in the case of a group, collectively—all applicable conditions and complied with all applicable procedures set forth in this Section 2.3 as determined by the Board of Directors or its designee, acting in good faith. The Nominee shall be included on the form of proxy and ballot for such annual meeting;

(B) Any disclosure about the Nominee and the Nominating Stockholder that is required under the rules of the SEC or other applicable law to be in such proxy statement;

(C) Any statement included by the Nominating Stockholder in the Nomination Notice to be included in the proxy statement in support of the Nominee’s election to the Board of Directors subject, without limitation, to Section 2.3(e)(2) below, if such statement does not exceed five hundred (500) words; and

(D) Any other information that the Corporation or the Board of Directors determines in their discretion to include in the proxy statement relating to the nomination of the Nominee, including, but not limited to, any statement in opposition to the election of any Nominee or any of the information provided pursuant to this Section.

(b) Maximum Number of Nominees:

(A) The Corporation shall not be required to include in such proxy statement for an annual meeting of stockholders more Nominees than the number of directors who constitute twenty percent (20%) of the total number of directors of the Corporation, rounded down to the nearest whole number but not less than two (the “Maximum Number”), on the last day on which a Nomination Notice may be submitted pursuant to this Section 2.3. The Maximum Number for a particular annual meeting shall be reduced by: (x) Nominees who are subsequently withdrawn or whom the Board of Directors, itself, decides to nominate for election at such annual meeting, and (y) the number of incumbent directors who had been Nominees pursuant to this Section 2.3 with respect to any of the preceding three (3) annual meetings of stockholders and whose reelection at the such annual meeting is being recommended by the Board of Directors. In the event that one or more vacancies occurs for any reason on the Board of Directors after the deadline set forth in Section 2.3(d) below but before the date of the annual meeting, and the Board of Directors resolves to reduce the size of the board, the Maximum Number shall be calculated based on the number of directors in office as so reduced.

(B) If the number of Nominees pursuant to this Section 2.3 for any annual meeting of stockholders exceeds the Maximum Number then, promptly upon written notice from the Corporation, each Nominating Stockholder will select—going in the order of largest to smallest amount of the ownership position as disclosed in each Nominating Stockholder’s Nomination Notice—one Nominee to be included in the proxy statement until the Maximum Number is reached with the process repeated if the Maximum Number is not reached after each Nominating Stockholder has selected one Nominee. If, after the deadline for submitting a Nomination Notice as set forth in Section 2.3(d), a Nominating Stockholder becomes ineligible or withdraws its nomination or a Nominee becomes unwilling to serve on the Board of Directors, whether before or after the mailing of the definitive proxy statement, then the nomination of the Nominee shall be disregarded, and the Corporation: (x) shall not be required to include in its proxy statement or on any ballot or form of proxy the disregarded Nominee or any successor or replacement nominee as proposed by the Nominating Stockholder or by any other Nominating Stockholder, and (y) may otherwise communicate to its stockholders, such as by revising or supplementing its proxy materials and form of proxy, that the Nominee will not be included as a Nominee in the proxy statement or on any ballot or form of proxy and will not be voted on at the annual meeting.

(c) Eligibility of Nominating Stockholder:

(A) An “Eligible Holder” is a person who either (x) has been a record holder of the shares of common stock used to satisfy the eligibility requirements in this Section 2.3(c) continuously for the three-year (3-year) period specified in subsection (ii) below, or (y) has provided evidence of continuous ownership of such shares of common stock for such three-year (3) period to the secretary of the Corporation, within the time period set forth in Section 2.3(d) below, from one or more securities intermediaries in a form that the Board of Directors or its designee, acting in good faith, determines would be deemed acceptable for purposes of a stockholder proposal under Rule 14a-8(b)(2) of the Exchange Act, or any successor rule.

(B) An Eligible Holder or group of up to twenty (20) Eligible Holders may submit a nomination in accordance with this Section 2.3 only if the person or group (in the aggregate) (x) has continuously owned at least the Minimum Number (as defined below) of shares of the Corporation’s common stock throughout the three-year (3) period that begins on, and includes, the third prior anniversary of the submission date (which shall be adjusted accordingly in the Board of Directors’ discretion for leap years) and ends on, and includes, the date of submission of the Nomination Notice, and (y) has continued to own at least the Minimum Number through the date of the applicable annual meeting. A group of funds under common management and investment control shall be treated as one Eligible Holder if such Eligible Holder shall provide together with the Nomination Notice documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control. For the avoidance of doubt, in the event of a nomination by a group of Eligible Holders, any and all requirements and obligations for an individual Eligible Holder that are set forth in this Section 2.3 including, but not limited to, the minimum holding period shall apply to each member of such group; provided, however, that the Minimum Number shall apply to the ownership of the group in the aggregate. Should any stockholder withdraw from a group of Eligible Holders at any time prior to the applicable annual meeting of stockholders, the group of Eligible Stockholders shall only be deemed to own the shares held by the remaining members of the group.

(C) The “Minimum Number” of shares of the Corporation’s common stock means three percent (3%) of the number of outstanding shares of common stock as of the most recent date for which such amount is disclosed in any filing by the Corporation with the SEC prior to the submission of the Nomination Notice.

(D) For purposes of this Section 2.3, an Eligible Holder “owns” only those outstanding shares of the Corporation’s common stock as to which the Eligible Holder possesses both (x) the full voting and investment rights pertaining to such shares; and (y) the full economic interest in such shares, including the opportunity for profit and risk of loss on such shares. However, the number of shares of common stock calculated in accordance with the immediately preceding clauses (x) and (y) shall not include any shares of common stock: (1) that have been sold by such Eligible Holder or any of its affiliates in any transaction that has not settled or closed, (2) that have been borrowed by such Eligible Holder or any of its affiliates for any purpose or have been purchased by such Eligible Holder or any of its affiliates pursuant to an agreement to resell, or (3) that are subject to any option, warrant, forward contract, swap, contract of sale, or other derivative or similar agreement entered into by such Eligible Holder or any of its affiliates—regardless of whether such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of the outstanding shares of the Corporation’s common stock—where such instrument or agreement has, or is intended to have, the purpose or the effect of either (A) reducing in any manner, to any extent or at any time in the future, such Eligible Holder’s or any of its affiliates’ full right to vote or direct the voting of any such shares of the Corporation’s common stock and/or (B) hedging, offsetting, or altering to any degree, the gain or loss arising from the full economic ownership of such shares by such Eligible Holder or any of its affiliates.

An Eligible Holder “owns” shares of the Corporation’s common stock held in the name of a nominee or other intermediary so long as the Eligible Holder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Holder’s ownership of shares of the Corporation’s common stock shall be deemed to continue during any period in which the Eligible Holder has delegated any voting power by means of proxy, power of attorney, or other similar instrument or arrangement that is revocable at any time by the Eligible Holder. An Eligible Holder’s ownership of the shares of the Corporation’s common stock shall be deemed to continue during any period in which the Eligible Holder has loaned such shares, provided that the Eligible Holder has the power to recall such loaned shares on three (3) business days’ notice and has recalled such loaned shares as of the date the Nomination Notice is submitted to the Corporation and holds such shares through the date of the annual meeting. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Corporation are “owned” for these purposes shall be determined by the Board of Directors.

(E) No person shall be permitted to be in more than one group constituting a Nominating Stockholder and, if any person appears as a member of more than one group, it shall be deemed to be a member of the group that has the largest ownership position as reflected in the Nomination Notice.

(d) Nomination Notice: To nominate a Nominee, the Nominating Stockholder must submit to the secretary of the Corporation at the principal executive offices of the Corporation all of the following information and documents (collectively, the “Nomination Notice”) no earlier than one hundred and fifty (150) calendar days, and no later than one hundred and twenty (120) calendar days, before the anniversary of the date that the Corporation mailed its proxy statement for the prior year’s annual meeting of stockholders; provided, however, that if, and only if, the annual meeting is convened more than thirty (30) days before or after such anniversary date, (the “Other Meeting Date”), the Nomination Notice to be timely must be received at the principal executive offices of the Corporation not later than the close of business on the later of the ninetieth (90th) day prior to such Other Meeting Date or the tenth (10th) day following the date on which public announcement (as defined above) of the date of such meeting is first made by the Corporation:

(A) A Schedule 14N (or any successor form) relating to the Nominee, completed and filed with the SEC by the Nominating Stockholder as applicable, in accordance with SEC rules;

(B) A written notice of the nomination of such Nominee that includes the following additional information, agreements, representations, and warranties by the Nominating Stockholder (including each group member):

(1) The information required with respect to the nomination of directors pursuant to Section 2.2 of these Bylaws;

(2) The details of any relationship that existed within the past three (3) years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor Item) if it existed on the date of submission of the Schedule 14N;

(3) A representation and warranty that the Nominating Stockholder did not acquire, and is not holding, any capital stock of the Corporation, including common stock, for the purpose of or with the effect of, changing the control of, or influencing a change-of-control in, the Corporation; and

(4) A representation and warranty that the Nominee’s candidacy or, if elected, Board membership would not violate applicable state or federal law or the rules of any stock exchange on which the Corporation’s securities are traded;

(C) A representation and warranty that:

(1) The Nominee does not have any direct or indirect relationship with the Corporation other than those relationships that have been deemed categorically immaterial pursuant to the Corporation’s applicable policies and procedures on related party transactions and independence of directors and such Nominee otherwise qualifies as independent under the rules of the primary stock exchange on which the Corporation’s securities are traded;

(2) The Nominee meets the audit committee independence requirements under the rules of any stock exchange on which the Corporation’s securities are traded;

(3) The Nominee is a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule);

(4) The Nominee is an “outside director” for the purposes of Section 162(m) of the Internal Revenue Code (or any successor provision);

(5) The Nominee is not and has not been subject to any event specified in Rule 506(d)(1) of Regulation D (or any successor rule) under the Securities Act of 1933 or Item 401(f) of Regulation S-K (or any successor rule) under the Exchange Act, without reference to whether the event is material to an evaluation of the ability or integrity of the Nominee;

(6) A representation and warranty that the Nominating Stockholder satisfies the eligibility requirements set forth in Section 2.2(c) and has provided evidence of ownership to the extent required by Section 2.3(c)(A);

(7) The details of any position of the Nominee as an officer or director of any competitor (that is, any entity that produces products or provides services that compete with, or are alternatives to, the principal products produced or services provided by the Corporation or its affiliates) of the Corporation, within the three (3) years preceding the submission of the Nomination Notice;

(8) A representation and warranty that the Nominating Stockholder will not “solicit” or engage in a “solicitation” within the meanings of Rule 14a-1(l) (without reference to the exception in Rule 14a-(l)(2)(iv)) (or any successor rules) with respect to the annual meeting, other than with respect to the Nominee or any nominee of the Board of Directors;

(9) A representation and warranty that the Nominating Stockholder will not use any proxy card other than the Corporation’s proxy card or any other proxy materials other than the Corporation’s proxy materials in soliciting stockholders in connection with the election of a Nominee at the annual meeting;

(10) A statement, if desired, for inclusion in the proxy statement in support of the Nominee’s election to the Board of Directors, provided that such statement shall not exceed five hundred (500) words and shall fully comply with Section 14 of the Exchange Act and the rules and regulations thereunder, including Rule 14a-9;

(11) The designation by all group members, in the case of a nomination by a group, of one group member that is authorized to act on behalf of all group members with respect to matters relating to the nomination, including withdrawal of the nomination;

(12) An executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, pursuant to which the Nominating Stockholder (including each group member) agrees:

(A) To comply with all applicable laws, rules, and regulations in connection with the nomination, solicitation, and election;

(B) To file any written solicitation or other communication with the Corporation’s stockholders relating to one or more of the Corporation’s directors or director nominees or any Nominee with the SEC, regardless of whether any such filing is required under rule or regulation or whether any exemption from filing is available for such materials under any rule or regulation;

(C) To assume all liability stemming from any action, suit, or proceeding concerning any actual or alleged legal or regulatory violation arising out of any communication by the Nominating Stockholder with the Corporation, its stockholders, or any other person in connection with the nomination or election of directors including, but not limited to, the Nomination Notice;

(D) To indemnify and hold harmless (jointly with all other group members, in the case of a group member) the Corporation and each of its directors, officers, employees, and other agents and advisors, individually, against any liability, loss, damages, expenses, or other costs (including attorneys’ fees) incurred in connection with any threatened or pending action, suit, or proceeding, whether legal, administrative, or investigative, against the Corporation or any of its directors, officers, employees, and other agents and advisors arising out of, or relating to, a failure or alleged failure of the Nominating Stockholder to comply with, or any breach or alleged breach of, its obligations, agreements, or representations under this Section 2.3; and

(E) To promptly notify the Corporation no later than forty-eight (48) hours after discovering the following and, within the same time period, of what is required to correct the following:

(1) If any information included in the Nomination Notice—or any other communication by the Nominating Stockholder (including with respect to any group member) with the Corporation, its stockholders, or any other person in connection with the nomination or election—ceases to be true and accurate in all material respects or, due to a subsequent development, such information or communication omits a material fact necessary to make such information or communication not misleading; or

(2) If any Nominating Stockholder (including any group member) has failed to continue to satisfy the eligibility requirements described in Section 2.3(c); and

(13) An executed agreement, in a form deemed satisfactory by the Board of Directors or its designee, acting in good faith, whereby the Nominee:

(A) Agrees to provide to the Corporation such other information, including completing the Corporation’s director questionnaire, as it may reasonably request;

(B) Agrees, if elected to serve as a member of the Board of Directors, to adhere to the Corporation’s corporate governance guidelines and code of business conduct and ethics, and any other Corporation policy and/or guideline applicable to directors; and

(C) Agrees that the Nominee is not and will not become a party to (x) any compensatory, payment, or other financial agreement, arrangement, or understanding with any person or entity in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (y) any agreement, arrangement, or understanding with any person or entity as to how the Nominee would vote or act on any issue or question as a director (a “Voting Commitment”) that has not been disclosed to the Corporation, or (z) any Voting Commitment that could limit or interfere with the Nominee’s ability to comply with his or her fiduciary duties under applicable law if elected as a director of the Corporation.

The information, agreements, and documents required by this Section 2.3(d) shall be provided with respect to, and executed by, each group member in the case of information applicable to group members, and, further, shall be provided with respect to the persons specified in Instruction 1 to Items 6(c) and 6(d) of Schedule 14N (or any successor item) in the case of a Nominating Stockholder or group member that is an entity. The Nomination Notice shall be deemed submitted on the date on which all the information and documents referred to in this Section 2.3(d) (other than such information, agreements, and documents contemplated to be provided after the date the Nomination Notice is provided) have been delivered to or, if sent by mail, received by the secretary of the Corporation.

(e) Exceptions:

(A) Notwithstanding anything to the contrary contained in this Section 2.3, the Corporation may omit any Nominee and any information concerning such Nominee (including a Nominating Stockholder’s statement in support) from its proxy statement, proxy card, or other proxy materials; no vote on such Nominee will occur notwithstanding that proxies in respect of such vote may have been received by the Corporation; and, after the last day on which a Nomination Notice would be timely, the Nominating Stockholder may not cure in any way any defect preventing the nomination of the Nominee, if:

(1) The Corporation receives a notice pursuant to Section 2.2 of these Bylaws that a stockholder intends to nominate a candidate for director at the annual meeting;

(2) The Nominating Stockholder or the designated lead group member, as applicable, or any qualified representative thereof, does not appear at the meeting of stockholders to present the nomination submitted pursuant to this Section 2.3 or the Nominating Stockholder withdraws its nomination;

(3) The Board of Directors, acting in good faith, determines that such Nominee’s nomination or election to the Board of Directors would result in the Corporation violating or failing to be in compliance with the Corporation’s bylaws or certificate of incorporation or any applicable law, rule, or regulation to which the Corporation is subject, including any rules or regulations of any stock exchange on which the Corporation’s securities are traded;

(4) The Nominee was nominated for election to the Board of Directors pursuant to this Section 2.3 at one of the Corporation’s two preceding annual meetings of stockholders and either withdrew or became ineligible or received a vote of less than twenty-five percent (25%) of the shares of common stock entitled to vote for such Nominee;

(5) The Nominee either (x) has been an officer or director of a competitor, as defined for purposes of Section 8 of the Clayton Antitrust Act of 1914, as amended, within the past three (3) years, or (y) currently is a director, trustee, officer, or employee with management functions for any depository institution, depository institution holding company or entity that has been designated as a Systemically Important Financial

Institution, each as defined in the Depository Institution Management Interlocks Act; provided, however, that this clause (y) shall apply only so long as the Corporation is subject to compliance with Section 164 of the Dodd-Frank Wall Street Reform and Consumer Protection Act; or

(6) The Corporation is notified, or the Board of Directors acting in good faith determines, either (x) that the Nominating Stockholder has failed to continue to satisfy the eligibility requirements described in Section 2.3(c), (y) that any of the representations and warranties made in the Nomination Notice ceases to be true and accurate in all material respects (or such Nomination Notice omits a material fact necessary to make the statement not misleading), or (z) that the Nominee is unwilling or unable to serve on the Board of Directors or any material violation or breach occurs of the obligations, agreements, representations, or warranties of the Nominating Stockholder or the Nominee under this Section 2.3.

(B) Notwithstanding anything to the contrary contained in this Section 2.3, the Corporation may omit from its proxy statement, proxy card, or proxy materials, or may supplement or correct, any information, including all or any portion of the statement in support of the Nominee included in the Nomination Notice, if the Board of Directors, or its designee, in good faith determines that:

(1) Such information is not true in all material respects or such information omits a material statement necessary to make the statements made not misleading;

(2) Such information, without factual foundation, directly or indirectly either impugns the character, integrity, or personal reputation, or makes charges concerning improper, illegal, or immoral conduct or associations, with respect to any person; or

(3) Such information would otherwise violate the SEC proxy rules or any other applicable law, rule, or regulation when included in the Corporation’s proxy statement, proxy card, or proxy materials.

The Company may solicit against, and include in the proxy statement or other proxy materials its own statement relating to, any Nominee.

2.4 ~~2.3~~ SPECIAL MEETING.

(a) A special meeting of the stockholders may be called at any time by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board (for purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships), the chairman of the Board of Directors and the chief executive officer, and special meetings may not be called by any other person or persons; provided, however, that special meetings of the stockholders of the Corporation may be called by the secretary of the Corporation following his or her receipt at the principal executive offices of the Corporation of one or more written demands to call a special meeting of the stockholders submitted by or on behalf of the holder or holders of record of at least ten percent (10%) of the total voting power of all issued and outstanding shares of capital stock of the Corporation entitled to vote generally in the election of the Board of Directors (the “Requisite Percentage”); provided, that such stockholder demand or demands shall have been submitted in accordance with and in the form required by Article X of the Certificate of Incorporation and these Bylaws. Special meetings of the stockholders of the Corporation (including those called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage) shall be held on such date, at such time, and at such place, if any, as shall be designated by the Board of Directors and stated in the Corporation’s notice of meeting. In the case of a special meeting called by the secretary following receipt of a written demand or demands from stockholders holding the Requisite Percentage, the date of such special meeting, as fixed by the Board of Directors in accordance with Article X of the Certificate of Incorporation and these Bylaws, shall not be fewer than thirty (30) days nor more than ninety (90) days (the “Outside Date”) after the date a demand or demands by stockholders holding the Requisite Percentage have been received by the secretary of the Corporation at the principal executive offices of the

Corporation in accordance with Article X of the Certificate of Incorporation and these Bylaws. To be in proper form, a demand or demands from stockholders holding the Requisite Percentage shall include the information, documents and instruments specified in Section ~~2.3~~2.4(c) of these Bylaws. The Board of Directors may postpone or reschedule any previously scheduled special meeting; provided, however, that the Board of Directors may not reschedule a special meeting called in response to a written demand or demands to call such meeting received by the secretary from stockholders holding the Requisite Percentage nor may the Board of Directors postpone such meeting beyond the Outside Date.

(b) Only such business shall be conducted at a special meeting of stockholders as shall be stated in the notice of the special meeting. The notice of a special meeting shall include the purpose for which the meeting is called.

(c) To be in proper form, a demand or demands from stockholders holding the Requisite Percentage shall set forth: (A) the purpose or purposes for which the special meeting is to be called; (B) as to each purpose for which the special meeting is to be called, (1) a reasonably brief description of such purpose, (2) a reasonably brief description of the specific proposal to be made or business to be conducted at the special meeting in connection with such purpose, (3) the text of any proposal or business to be considered at the special meeting in connection with such purpose (including the text of any resolutions proposed for consideration and if such business includes a proposal to amend these Bylaws, the language of the proposed amendment), and (4) the reasons for calling a special meeting of stockholders for such purpose; (C) any material interest of the stockholder, and of the beneficial owner, if any, on whose behalf the demand is made, in such proposal or business to be considered at the special meeting; (D) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal or business to be considered at the special meeting; (E) a representation that the stockholder is a holder of record of stock of the Corporation, entitled to vote at such meeting, and intends to appear in person or by proxy at the meeting to propose such business set forth in the demand required by Section ~~2.3~~2.4(a) of these Bylaws; (F) a representation as to whether the stockholder or the beneficial owner, if any, intends, or is or intends to be part of a group that intends, (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt any proposal set forth in the demand required by Section ~~2.3~~2.4(a) of these Bylaws and/or (2) otherwise to solicit proxies from stockholders in support of any proposal set forth in the demand required by this Section ~~2.3~~2.4(c); (G) as to the stockholder making a demand pursuant to Section ~~2.3~~2.4(a) of these Bylaws and the beneficial owner, if any, on whose behalf the demand is made, the information set forth in Section 2.2.(d)(C)(1)-(4) and (H) if a purpose for which the special meeting is to be called is the election of one or more directors to the Board of Directors, the name of each person the stockholder making a demand pursuant to Section ~~2.3~~2.4(a) of these Bylaws and the beneficial owner, if any, propose to nominate at the special meeting for election to the Board of Directors (each, a “nominee”), and as to each such nominee, all information that would be required to be set forth in a stockholder’s notice for nominations of directors at annual meetings of stockholders of stockholders as set forth in Section 2.2(d)(A) of these Bylaws.

(d) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (A) by or at the direction of the Board of Directors or (B) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any Record Stockholder who is entitled to vote at the meeting and upon such election and who delivers a written notice to the secretary setting forth the information set forth in Section 2.2(d)(A) and (C). Nominations by Record Stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such Record Stockholder’s notice required by the preceding sentence shall be received by the secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than one hundred (100) days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(e) Only such persons who are nominated in accordance with the procedures set forth in this Bylaw shall be eligible to serve as directors and only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in these Bylaws. The chairman of the meeting shall determine whether a nomination or any business proposed to be transacted by the stockholders has been properly brought before the meeting and, if any proposed nomination or business has not been properly brought before the meeting, the chairman shall declare that such proposed business or nomination shall not be presented for stockholder action at the meeting.

(f) Notwithstanding the foregoing provisions of this Section ~~2.3,~~2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section ~~2.3.~~2.4. Nothing in this Section ~~2.3~~2.4 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (B) of the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act.

2.5 ~~2.4~~ SUBMISSION OF QUESTIONNAIRE, REPRESENTATION AND AGREEMENT.

To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Sections ~~2.2~~2.2, 2.3 and ~~2.3~~2.4 of these Bylaws to the secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the secretary upon written request) and a written representation and agreement (in the form provided by the secretary upon request) that such person (a) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

2.6 ~~2.5~~ NOTICE OF STOCKHOLDERS’ MEETINGS.

Notice of the place, if any, date, and time of all meetings of the stockholders, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting, except as otherwise provided herein or required by law (meaning, here and hereinafter, as required from time to time by the DGCL or the Certificate of Incorporation of the Corporation).

When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date for which the meeting was originally noticed, notice of the place, if any, date, and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given to each stockholder in conformity herewith. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

2.7 ~~2.6~~ QUORUM.

At any meeting of stockholders, the holders of a majority of voting power entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business, except to the extent that the presence of a larger number may be required by law or the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes or series is required, a majority of the outstanding voting power of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to such matter. If a quorum is not present or represented at any meeting of stockholders, then the chairman of the meeting or the holders of a majority of the voting power entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time in accordance with Section ~~2.5.~~2.6.

2.8 ~~2.7~~ ORGANIZATION.

Such person as the Board of Directors may have designated or, in the absence of such a person, the Chairman of the Board or, in his or her absence, the President of the Corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote at any meeting of stockholders, present, in person or represented by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. In the absence of the secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

2.9 ~~2.8~~ CONDUCT OF BUSINESS.

The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business. The chairman shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

2.10 ~~2.9~~ VOTING.

(a) Except as may be otherwise provided in the Certificate of Incorporation or by law, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder.

(b) All matters other than the election of directors shall be determined by the affirmative vote of holders of a majority of voting power entitled to vote thereon, present in person or represented by proxy, except to the extent that the vote of a larger number may be required by law or the rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by class or classes or series is required, all matters other than the election of directors shall be determined by the affirmative vote of holders of a majority of voting power of that class or classes or series entitled to vote thereon, present in person or represented by proxy, except to the extent that the vote of a larger number may be required by law or the rules of any stock exchange upon which the Corporation’s securities are listed.

(c) Except as provided in Section 3.4 of these Bylaws and Section 2.10(c)(B) below, each director shall be elected by the vote of the majority of the votes cast ~~with respect to~~in favor of, or in approval of, the director at any meeting for the election of directors at which a quorum is present~~, provided, however, that~~; provided, however:

(A) That at any meeting of stockholders at which a quorum is present and for which the secretary of the Corporation determines that the number of nominees exceeds the number to be elected as of the record date for such meeting, ~~the directors shall be elected by~~each director shall be elected by the vote of the plurality of the shares, present in person or represented by proxy and entitled to vote on the election of directors.

(B) That at any annual meeting of stockholders at which a quorum is present and for which the secretary of the Corporation determines that the number of nominees exceeds the number to be elected as of the record date for such meeting, and the secretary of the Corporation determines the circumstances of such an excess of nominees is due to Nominees having satisfied all of the terms conditions of Section 2.3 and, as such, the Nominees will be duly included as nominees the Company’s proxy materials for the applicable annual meeting, each director shall be elected by the vote of the majority of the votes cast in favor of, or in approval of, the director.

For purposes of this section, a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. Votes cast shall include votes “for” and “against” a nominee and exclude “abstentions” and “broker non-votes” with respect to that nominee’s election. The Nominations and Corporate Governance Committee has established procedures under which any director who is not elected by a majority of votes cast shall promptly tender his or her resignation to the Board of Directors following certification of the stockholder vote. The Nominations and Corporate Governance Committee shall consider the resignation offer and recommend to the Board of Directors the action to be taken with respect to the offered resignation. In determining its recommendation, the Nominations and Corporate Governance Committee shall consider all factors it deems relevant.

2.11 ~~2.10~~ STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Any action which may be taken at an annual or special meeting of stockholders of the Corporation may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (~~i~~a) signed by the holders of record on the record date (established in the manner set forth in Section ~~2.12~~2.13(b)) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors, and (b) delivered to the Corporation in accordance with Section 228 of the DGCL.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the Corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the Corporation in the manner prescribed in this Section ~~2.10.~~2.11.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing (including by electronic mail or other electronic transmission as permitted by law). If the action which is consented to is such as would have required the filing of a certificate under any section of the DGCL if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the DGCL.

2.12 ~~2.11~~ WAIVER OF NOTICE.

Whenever notice is required to be given under any provision of the DGCL or of the Certificate of Incorporation or these Bylaws to a stockholder, a written waiver thereof, signed by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice unless so required by the Certificate of Incorporation or these Bylaws.

2.13 ~~2.12~~ RECORD DATE FOR STOCKHOLDER NOTICE; VOTING.

(a) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the foregoing provisions of this Section at the adjourned meeting.

(b) In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the attention of the ~~Secretary~~secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

2.14 ~~2.13~~ PROXIES.

Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by a proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A stockholder may authorize such person or persons to act for such stockholder as proxy by written proxy signed by the stockholder and filed with the secretary of the Corporation or such other means deemed valid pursuant to the provisions of Section 212 of the DGCL. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the DGCL.

ARTICLE III

DIRECTORS

3.1 POWERS.

Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

3.2 NUMBER OF DIRECTORS.

Subject to the rights of the holders of any series of preferred stock to elect directors under specified circumstances, the number of directors shall be not less than seven (7) nor more than thirteen (13) directors. The exact number of directors within the limits specified shall be set, and may be changed from time to time, by a resolution duly adopted by the Board of Directors or the stockholders. The limits may be changed, or a single number fixed without provision for variation, by an amendment to these bylaws duly adopted by the vote or written consent of a majority of the outstanding shares entitled to vote.

3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

The directors shall be elected at each annual meeting of stockholders but, if any such annual meeting is not held or the directors are not elected thereat, the directors may be elected at any special meeting of stockholders held for that purpose. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.

3.4 RESIGNATION AND VACANCIES.

Subject to the rights of the holders of any series of preferred stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office, though less than a quorum (and not by the stockholders), and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been elected expires or until such director’s successor shall have been duly elected and qualified. No decrease in the number of authorized directors shall shorten the term of any incumbent director.

3.5 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware, at such place which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, then such meeting shall be held at the principal executive office of the Corporation or such other place determined by the Board of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 REGULAR MEETINGS.

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

3.7 SPECIAL MEETINGS; NOTICE.

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the Board of Directors, the president, any vice president, the secretary or any two directors.

Notice of the time and place of special meetings shall be (i) delivered personally by courier or telephone to each director, (ii) sent by first-class mail, postage prepaid, (iii) sent by facsimile, or (iv) by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting. If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered at least twenty-four (24) hours before the time of the holding of the meeting, or on such shorter notice as the person or persons calling such meeting may deem necessary and appropriate in the circumstances. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. Notice of any meeting need not be given to any director who shall, either before or after the meeting, submit a waiver of such notice or who shall attend such meeting except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened. The notice need not specify the purpose of the meeting, and unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

3.8 QUORUM AND VOTING.

At all meetings of the Board of Directors, at least one-third ( 1/3) of the Whole Board shall constitute a quorum for the transaction of business and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by law or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the majority of directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 FEES AND COMPENSATION OF DIRECTORS.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

3.11 REMOVAL OF DIRECTORS.

Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

3.12 CHAIRMAN OF THE BOARD OF DIRECTORS.

The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors.

3.13 EMERGENCY BYLAWS.

To the fullest extent permitted by law, in the event of any emergency, disaster or catastrophe, as referred to in Section 110 of the DGCL, or other similar emergency condition, the Board of Directors may adopt emergency bylaws.

ARTICLE IV

COMMITTEES

4.1 COMMITTEES OF DIRECTORS.

The Board of Directors may, by resolution passed by a majority of the Whole Board, designate one or more committees, with each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. The appointment of members or alternate members of a committee requires the vote of a majority of the Whole Board. Any such committee, to the extent provided in the resolution of the Board of Directors or in the Bylaws of the Corporation, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority to (a) approve or adopt or recommend any action or matter (other than election or removal of directors) expressly required by the DGCL to be submitted to stockholders or (b) amend the Bylaws of the Corporation.

4.2 COMMITTEE MINUTES.

Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

4.3 MEETINGS AND ACTION OF COMMITTEES.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings. One-third ( 1/3) of the members shall constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present. Action may be taken by any committee without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE V

OFFICERS

5.1 OFFICERS.

The officers of the Corporation shall consist of a chairman of the Board of Directors or a chief executive officer, or both, a president, a secretary, a chief financial officer, a treasurer and such additional officers as may be elected or appointed in accordance with Section 5.3 of these Bylaws and as may be necessary to enable the Corporation to sign instruments and share certificates. Any number of offices may be held by the same person.

5.2 APPOINTMENT OF OFFICERS.

All officers of the Corporation, except such officers as may be otherwise appointed in accordance with Section 5.3, shall be chosen by the Board of Directors, and shall serve at the pleasure of the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

5.3 SUBORDINATE OFFICERS.

The Board of Directors, the chairman of the Board of Directors, he or the president at their or his discretion, may appoint one (1) or more vice presidents, one (1) or more assistant secretaries, a treasurer, one (1) or more assistant treasurers, or such other officers as the business of the Corporation may require, each of whom shall hold office for such period, have such authority and perform such duties as are provided in these Bylaws or as the Board of Directors, the chairman of the Board of Directors or the president, as the case may be, may from time to time determine.

5.4 REMOVAL AND RESIGNATION OF OFFICERS.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

Any officer may resign at any time by giving notice in writing or by electronic transmission to the Board of Directors or to the president, or to the secretary of the Corporation without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective.

5.5 VACANCIES IN OFFICES.

A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to such office.

5.6 CHAIRMAN OF THE BOARD.

The chairman of the Board of Directors, if there shall be such an officer, shall, if present, preside at all meetings of the Board of Directors and exercise and perform such other powers and duties as may be from time to time assigned to him by the Board of Directors. If there is no chief executive officer, the chairman of the Board of Directors shall in addition be the chief executive officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 below.

5.7 CHIEF EXECUTIVE OFFICER.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board of Directors, if there be such an officer, the chief executive officer shall be the general manager of the corporation and shall, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the corporation. The chief executive officer shall preside at all meetings of the stockholders and, in the absence of the chairman of the Board of Directors, or if there be none, at all meetings of the Board of Directors. The chief executive officer shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

5.8 PRESIDENT.

Subject to the discretion of the Board of Directors to elect or not elect a chief executive officer and to the supervisory powers of the chief executive officer in the event of such election, the president, if any, will act in a general executive capacity and will assist the chief executive officer in the administration, operation and general supervision of policies and affairs of the corporation. The president will have such other powers and be subject to such other duties as the Board of Directors or the chairman of the Board of Directors or the chief executive officer may from time to time prescribe.

5.9 VICE PRESIDENT.

In the absence of the president or in the event of the president’s inability or refusal to act, the vice president, or in the event there be more than one (1) vice president, the vice president designated by the Board of Directors, or if no such designation is made, the most senior vice president in order of their election, shall perform the duties of president and when so acting, shall have all the powers of and be subject to all the restrictions upon the president. Any vice president shall perform such other duties as from time to time may be assigned to such vice president by the president or the Board of Directors.

5.10 SECRETARY.

The secretary shall keep or cause to be kept the minutes of proceedings and records of the Board of Directors and stockholders.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by these Bylaws or by law to be given, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors.

5.11 CHIEF FINANCIAL OFFICER.

The chief financial officer shall have general supervision, direction and control of the financial affairs of the Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In the absence of a named treasurer, the chief financial officer shall also have the powers and duties of the treasurer as hereinafter set forth and shall be authorized and empowered to sign as treasurer in any case where such officer’s signature is required.

5.12 TREASURER.

The treasurer shall keep or cause to be kept the accounting books and other accounting records as provided for and in accordance with Section 7.1 of these Bylaws. The accounting books shall at all reasonable times be open to inspection by any director.

The treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositaries as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws. In the absence of a named chief financial officer, the treasurer shall be deemed to be the chief financial officer and shall have the powers and duties of such office as hereinabove set forth.

5.13 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.

The chairman of the Board of Directors, if any, the president or any vice president of the Corporation, or any other person authorized to do so by the chairman of the Board of Directors, the president or any vice president, is authorized to vote, represent, and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations held by the Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

ARTICLE VI

INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS

6.1 RIGHT TO INDEMNIFICATION.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or an officer of the Corporation or is or was serving (during such person’s tenure as director or officer) at the request of the Corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by Delaware law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section 6.3 of this Article VI with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

6.2 POWER TO ADVANCE EXPENSES.

The Corporation shall have the power to advance expenses to any person to the fullest extent permitted by law.

6.3 RIGHT OF INDEMNITEE TO BRING SUIT.

If a claim under Section 6.1 of this Article VI is not paid in full by the Corporation within ninety (90) days after a written claim has been received by the Corporation, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, the indemnitee shall be entitled to be paid also the expense of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder it shall be a defense that the indemnitee has not met any applicable standard for indemnification set forth in the DGCL. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee, be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification hereunder, the burden of proving that the indemnitee is not entitled to be indemnified, under this Article VI or otherwise shall be on the Corporation.

6.4 NON-EXCLUSIVITY OF RIGHTS.

The rights to indemnification conferred in this Article VI shall not be exclusive of any other right which any person may have or hereafter acquire under any law, the Corporation’s Certificate of Incorporation, Bylaws, agreement, vote of stockholders or directors or otherwise.

6.5 INSURANCE.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

6.6 INDEMNIFICATION OF EMPLOYEES AND AGENTS OF THE CORPORATION.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent permitted by law.

6.7 NATURE OF RIGHTS.

The rights conferred upon indemnitees in this Article VI shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer or trustee and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article VI that adversely affects any right of an indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment or repeal.

ARTICLE VII

RECORDS AND REPORTS

7.1 MAINTENANCE OF RECORDS; STOCKLIST.

The Corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

ARTICLE VIII

GENERAL MATTERS

8.1 CHECKS.

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation, and only the persons so authorized shall sign or endorse those instruments.

8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.

The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

8.3 STOCK CERTIFICATES.

The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Each holder of stock represented by certificates shall be entitled to a certificate signed by, or in the name of the Corporation by, the chairman or vice chairman of the Board of Directors , or the president or a vice president, and by the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue. Notwithstanding any other provision in these Bylaws, the Corporation may adopt a system of issuance, recordation and transfer of shares of the Corporation by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws, which system has been approved by the Securities and Exchange Commission. Any system so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefor have been surrendered to the Corporation.

8.4 LOST, STOLEN OR DESTROYED CERTIFICATES.

Except as provided in this Section 8.4, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

8.5 CONSTRUCTION; DEFINITIONS.

Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the masculine gender includes the feminine and neuter, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.6 DIVIDENDS.

The directors of the Corporation, subject to any restrictions contained in (a) the DGCL or (b) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock.

The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

8.7 FISCAL YEAR.

The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

8.8 SEAL.

The Corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

8.9 TRANSFER OF STOCK.

Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares, if one has been issued, duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

8.10 REGISTERED STOCKHOLDERS.

The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

8.11 TIME PERIODS.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the date of the event shall be included.

ARTICLE IX

NOTICE BY ELECTRONIC TRANSMISSION

9.1 NOTICE BY ELECTRONIC TRANSMISSION.

Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice shall be effective if given by a form of electronic transmission in the manner provided in Section 232 of the DGCL.

ARTICLE X

AMENDMENTS

10.1 POWER OF STOCKHOLDERS.

New Bylaws may be adopted or these Bylaws may be amended or repealed by the affirmative vote of the holders of at least a majority of voting power entitled to vote generally in the election of directors, except as otherwise provided by law or by the Certificate of Incorporation.

10.2 POWER OF DIRECTORS.

Subject to the right of stockholders as provided in Section 10.1 to adopt, amend or repeal Bylaws, any Bylaw may be adopted, amended or repealed by the Board of Directors. A Bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board of Directors.

WILLIAMS-SONOMA, INC.
Shareowner ServicesSM
P.O. Box 64945, St. Paul, MN 55164-0945
Address Change? Mark Box, sign, and Indicate changes below: ☐	TO VOTE BY INTERNET/MOBILE OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL ITEMS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD.

The Board of Directors recommends a vote “FOR” the election of the named directors, “FOR” item 2,

for “1 Year” on item 3, “FOR” item 4, “FOR” item 5 and “AGAINST” item 6.

1.	Election of Directors:
			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

	01	Laura J. Alber	☐	☐	☐	06	Christiana Smith Shi	☐	☐	☐

	02	Adrian D.P. Bellamy	☐	☐	☐	07	Sabrina Simmons	☐	☐	☐

Please fold here – Do not separate

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN

03	Rose Marie Bravo	☐	☐	☐	08	Jerry D. Stritzke	☐	☐	☐

04	Anthony A. Greener	☐	☐	☐	09	Frits D. van Paasschen	☐	☐	☐

05	Grace Puma	☐	☐	☐

2.	An advisory vote to approve executive compensation	☐	For	☐	Against	☐	Abstain

3.	An advisory vote on the frequency of holding an advisory vote to approve executive compensation	☐	1 Year	☐	2 Years	☐	3 Years	☐	Abstain

4.	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 28, 2018	☐	For	☐	Against	☐	Abstain

5.	The amendment and restatement of the company’s bylaws to provide for proxy access	☐	For	☐	Against	☐	Abstain

6.	Stockholder proposal regarding proxy access	☐	For	☐	Against	☐	Abstain

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION “FOR” THE ELECTION OF THE NAMED DIRECTORS, “FOR” PROPOSAL 2, FOR “1 YEAR” ON PROPOSAL 3, “FOR” PROPOSAL 4, “FOR” PROPOSAL 5 AND “AGAINST” PROPOSAL 6. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXY HOLDERS TO VOTE AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED IN THE PROXY.

Date:

Signature(s) in Box

Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

WILLIAMS-SONOMA, INC.

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 31, 2017

9:00 a.m. (Pacific Daylight Time)

Williams-Sonoma, Inc.

3250 Van Ness Avenue

San Francisco, California 94109

Williams-Sonoma, Inc. 3250 Van Ness Avenue San Francisco, California 94109	Proxy

This Proxy is solicited on behalf of the Board of Directors.

The undersigned stockholder of Williams-Sonoma, Inc. (the “Company”) hereby appoints Laura J. Alber and Julie P. Whalen, and each of them (the “Named Proxies”), with full power of substitution to each, true and lawful attorneys, agents and proxy holders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company held of record by the undersigned on April 3, 2017, at the 2017 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 31, 2017, at 9:00 a.m. (Pacific Daylight Time) at 3250 Van Ness Avenue, San Francisco, California 94109, and any adjournments or postponements thereof.

This Proxy when properly signed will be voted in the manner directed on this Proxy by the undersigned. If no direction is made, this Proxy will be voted “FOR” the election of the named directors, “FOR” Proposal 2, for “1 Year” on PROPOSAL 3, “FOR” Proposal 4, “FOR” Proposal 5 and “AGAINST” Proposal 6.

(Please date and sign on reverse side.)

Vote by internet, Telephone or Mail

24 Hours a Day, 7 Days a Week

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET	PHONE	MAIL
www.proxypush.com/wsm Use the Internet to vote your proxy until 12:00 p.m. (PDT) on May 30, 2017.	1-866-883-3382 Use a telephone to vote your proxy until 12:00 p.m. (PDT) on May 30, 2017.	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card.